Exhibit 99.5

EXECUTION VERSION

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

made by

MATTHEWS EQUIPMENT LIMITED

and

WESTERN SHUT-DOWN (1995) LIMITED

and

HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP

and

3222434 NOVA SCOTIA COMPANY

and certain of their Subsidiaries from time to time,

in favour of

DEUTSCHE BANK AG CANADA BRANCH,
as Canadian Agent and as Canadian Collateral Agent

Dated as of March 11, 2011

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EXECUTION COPY

7.5	Right of Inspection	45

SECTION 8 NON-LENDER SECURED PARTIES		45
8.1	Rights to Collateral	45
8.2	Appointment of Agent	46
8.3	Waiver of Claims	47
8.4	Designation of Non-Lender Secured Parties	47
8.5	Release of Liens; Rollover Hedge Providers	47

SECTION 9 MISCELLANEOUS		48
9.1	Amendments in Writing	48
9.2	Notices	48
9.3	No Waiver by Course of Conduct; Cumulative Remedies	48
9.4	Enforcement Expenses; Indemnification	49
9.5	Successors and Assigns	49
9.6	Set-Off	49
9.7	Counterparts	50
9.8	Severability	50
9.9	Section Headings	50
9.10	Integration	51
9.11	GOVERNING LAW	51
9.12	Submission To Jurisdiction; Waivers	51
9.13	Acknowledgments	51
9.14	WAIVER OF JURY TRIAL	52
9.15	Additional Granting Parties	52
9.16	Releases	52
9.17	Judgment Currency	54
9.18	Attachment of Security Interest	54
9.19	Copy of Agreement; Verification Statement	55
9.20	Amalgamation	55
9.21	Language	55
9.22	Release of Liens; Rollover Issuing Lenders	55

SCHEDULE 1 - NOTICE ADDRESSES OF GUARANTORS

SCHEDULE 2 - PLEDGED SECURITIES

SCHEDULE 3 - PERFECTION MATTERS

SCHEDULE 4 - LOCATIONS

SCHEDULE 5 - INTELLECTUAL PROPERTY

SCHEDULE 6 - CONTRACTS

Annex 1 to Canadian Guarantee and Collateral Agreement	ACKNOWLEDGEMENT AND CONSENT*

Annex 2 to Canadian Guarantee and Collateral Agreement	ASSUMPTION AGREEMENT

ii

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

CANADIAN GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 11, 2011, made by MATTHEWS EQUIPMENT LIMITED, an Ontario corporation (“Matthews”), WESTERN SHUT-DOWN (1995) Limited, an Ontario corporation (“Western”), HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP, an Ontario general partnership (“HCEP”), 3222434 NOVA SCOTIA COMPANY, a Nova Scotia unlimited company (“NSULC”) and certain of their Subsidiaries from time to time in favour of Deutsche Bank AG Canada Branch (“DBCB”), as Canadian collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Canadian Collateral Agent”) and as Canadian administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Canadian Agent”) for the Secured Parties (as such term in defined herein).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among The Hertz Corporation (the “Parent Borrower”), Hertz Equipment Rental Corporation (together with the Parent Borrower, the “U.S. Borrowers”), Matthews, Western and HCEP (collectively, the “Canadian Borrowers” and, together with the U.S. Borrowers, the “Borrowers”), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), the Canadian Agent, the Canadian Collateral Agent, the Lenders and the other parties party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are members of an affiliated group of companies that includes Hertz Investors, Inc. (“Holdings”), the Borrowers, the Parent Borrower’s other Domestic Subsidiaries that are party to the Credit Agreement and any other Canadian Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof;

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that Matthews, Western, HCEP and NSULC (collectively, the “Granting Parties”) shall execute and deliver this Agreement to the Canadian Collateral Agent for the benefit of the Secured Parties (as defined below); and

WHEREAS, the Canadian Collateral Agent and one or more Additional Agents may in the future enter into an ABL Collateral Intercreditor Agreement substantially in the form attached to the Credit Agreement as Exhibit N-2, and acknowledged by the Borrowers and the other Granting Parties (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1 hereof), the “ABL Collateral Intercreditor Agreement”), and one or more other Intercreditor Agreements;

NOW, THEREFORE, in consideration of the premises and to induce the Canadian Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Canadian Borrowers thereunder, each Granting Party hereby agrees with the Canadian Collateral Agent, for the benefit of the Secured Parties (as defined below), as follows:

SECTION 1   DEFINED TERMS

1.1          Definitions.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the PPSA (as in effect on the date hereof) are used herein as so defined: Accounts, Chattel Paper, Documents of Title, Equipment, Fixtures, Goods, Intangibles, Inventory, Money and Investment Property;

(b)           The following terms shall have the following meanings:

“ABL Collateral Intercreditor Agreement”: as defined in the recitals hereto.

“Accounts”:  all accounts (as defined in the PPSA) of each Grantor, including, without limitation, all Accounts (as defined in the Credit Agreement) and Accounts Receivable of such Grantor, but in any event excluding all Accounts that have been sold or otherwise transferred (and not transferred back to a Grantor) in connection with a Special Purpose Financing.

“Accounts Receivable”:  any right to payment for goods sold or leased or for services rendered, which is not evidenced by an Instrument or Chattel Paper.

“Additional ABL Agent”: as defined in the Base Intercreditor Agreement.

“Additional ABL Collateral Documents”: as defined in the Base Intercreditor Agreement.

“Additional ABL Obligations”:  as defined in the Base Intercreditor Agreement.

“Additional ABL Secured Parties”:  as defined in the Base Intercreditor Agreement.

“Additional Agent”: as defined in the Base Intercreditor Agreement.

“Adjusted Net Worth”:  as to any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding pursuant to clauses (b) and (c) of Section 8.2 of the Credit Agreement) on such date.

“Administrative Agent”: As defined in the recitals hereto.

“Agreement”:  this Canadian Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable Law”:  as defined in Section 9.8 hereto.

“Bank Products Affiliate”: any Person who (a) has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) was a Lender or an Affiliate of a Lender on the date hereof, or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Parent Borrower, for and on behalf of any of the Canadian Borrowers, in accordance with Section 8.4 hereof (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate with respect to more than one Credit Facility)

“Bank Products Agreement”:  any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including, without limitation, the processing of payments and other administrative services with respect thereto), (c) cash management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking products or services as may be requested by any Grantor (other than letters of credit and other than loans except indebtedness arising from services described in items (a) through (c) of this definition).

“Bankruptcy Case”:  (i) Holdings or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, Canadian or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, receiver-manager, interim receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Base Intercreditor Agreement”: an Intercreditor Agreement dated as of the date hereof between the Collateral Agent in such capacity and its capacity as the term collateral agent and acknowledged by the Borrowers and the Granting Parties, as amended, amended and restated, waived, supplemented or otherwise modified from time to time.

“Borrower Obligations”: the collective reference to: all obligations and liabilities of such Canadian Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations, and all other obligations and liabilities of such Canadian Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, the Letters of Credit, the other Loan Documents, Hedging Agreements or Bank Products Agreement entered into with any Bank Products Affiliate or Hedging Affiliate, any Guarantee Obligation of Holdings or any of its Subsidiaries referred to in Section 8.4 of the Credit Agreement as to which any Secured Party is a beneficiary, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Canadian Agent, to the Other Representatives or to any other Secured Party that are required to be paid by such Canadian Borrower pursuant to the terms of the Credit Agreement or any other Loan Document).

“Borrowers”: as defined in the recitals hereto.

“Canadian Agent”: as defined in the recitals hereto.

“Canadian Collateral Agent”: as defined in the recitals hereto.

“Canadian Borrowers”: as defined in the recitals hereto.

“Collateral”:  as defined in Section 3; provided that, for purposes of Section 6.5, Section 8 and Section 9.16(b), “Collateral” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral Account Bank”:  DBCB, an Affiliate thereof or another bank which at all times is a Lender as selected by the relevant Grantor and consented to in writing by the Canadian Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Agent”:  as defined in the recitals hereto.

“Collateral Proceeds Account”:  a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Canadian Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”:  (i) if the ABL Collateral Intercreditor Agreement is executed, the Senior Priority Representative (as defined therein) and (ii) if any other Intercreditor Agreement is executed, the Person acting as representative for the Canadian Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement.

“Commitments”: the collective reference to (i) the Revolving Credit Commitments, (ii) the Swing Line Commitment and (iii) the obligation of the Issuing Lenders to issue Letters of Credit at the request of the Borrowers pursuant to Section 3.1 of the Credit Agreement.

“Contracts”:  with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof (except for contracts listed on Schedule 6 hereto), to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”:  with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, any material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian copyrights, whether or not the underlying works of authorship have been published or registered, all Canadian copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5 hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Agreement”:  has the meaning provided in the recitals hereto.

“Credit Facility”  as defined in the Base Intercreditor Agreement.

“Deposit Accounts”: as defined in Section 3.1(f).

“Excluded Assets”: as defined in Section 3.3.

“Foreign Intellectual Property”:  any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, trademark applications, trade names, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than Canada or any province, territory or other political subdivision thereof.

“General Fund Account”: the general fund account of the relevant Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

“Granting Parties”:  as defined in the recitals hereto.

“Grantor”:  each Granting Party and any Canadian Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof.

“Guarantor Obligations”:  with respect to any Guarantor, the collective reference to (i) the Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Hedging Agreement or Bank Products Agreement entered into with any Bank Products Affiliate or Hedging Affiliate, any Guarantee Obligation of Holdings or any of its Subsidiaries referred to in Section 8.4 of the Credit Agreement as to which any Secured Party is a beneficiary, any or any other document made, delivered or given in connection therewith, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Canadian Agent, to the Other Representatives or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”:  the collective reference to each Granting Party.

“Hedging Affiliate”:  any Person who (a) has entered into a Hedging Agreement with any Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) was a Lender or an Affiliate of a Lender on the date hereof, or at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Parent Borrower, for and on behalf of any of the Canadian Borrowers, in accordance with Section 8.4 hereof (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate with respect to more than one Credit Facility).

“Hedging Agreement”: any interest rate, foreign currency, commodity, credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement, including, without limitation, any Interest Rate Protection Agreement or Permitted Hedging Arrangement.

“Holdings”:  as defined in the recitals hereto.

“Industrial Design License”: with respect to any Grantor, all written agreements, now or hereafter in effect, granting to any third party that is not an Affiliate or a Subsidiary of the Parent Borrower, any right to make, use or sell any Canadian Industrial Design, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any Industrial Design, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement including, without limitation, the license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Industrial Designs”: all of the following, now owned or hereafter acquired by any Grantor: (a) all industrial designs, design patents and other designs that the Grantor now or hereafter owns or uses in Canada, including but not limited to all industrial designs, design patents and other designs listed on Schedule 5 hereto and all renewals and extensions thereof, (b) all registrations and recordings thereof and all applications that have been or shall be made or filed Canada or political subdivision thereof and all records thereof and all reissues, extensions or renewals thereof, and (c) all common law and other rights in the above.

“Instruments”:  has the meaning specified in the PPSA, but excluding the Pledged Securities.

“Intellectual Property”:  with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licences.

“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $5,000,000 evidencing loans made by such Grantor to Holdings, the Canadian Borrowers or any Restricted Subsidiaries.

“Intercreditor Agreements”: (a) the ABL Collateral Intercreditor Agreement (upon and during the effectiveness thereof) and (b) any other intercreditor agreement that may be entered into in the future by the Canadian Collateral Agent and one or more Additional Agents and acknowledged by the Canadian Borrowers and the other Granting Parties (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Section 9.1 hereof)) (upon and during the effectiveness thereof).

“Inventory”: with respect to any Grantor, all inventory (as defined in the PPSA) of such Grantor, including, without limitation, all Inventory (as defined in the Credit Agreement) of such Grantor.

“Issuers”:  the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by Section 8.5 of the Credit Agreement).

“Lender Secured Parties”:  the collective reference to (i) the Administrative Agent, the Canadian Agent, the Collateral Agent, the Canadian Collateral Agent and each Other Representative, (ii) the Lenders (including, without limitation, the Canadian Lenders, the Issuing Lenders and the Swingline Lender), and each of their respective successors and assigns and their permitted transferees and endorsees.

“Non-Lender Secured Parties”: the collective reference to all Bank Products Affiliates and Hedging Affiliates and all successors, assigns, transferees and replacements thereof.

“Obligations”:  (i) in the case of each Canadian Borrower, its Borrower Obligations and its Guarantor Obligations and (ii) in the case of each other Guarantor hereunder, its Guarantor Obligations.

“Parent Borrower”:  as defined in the recitals hereto.

“Patent Licenses”:  with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian patent, patent application or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5 hereto, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in Canada and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”:  as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor except for: (i) a promissory note issued as of January 28, 2011 by Matthews to Hertz Canada Limited in the total principal amount of $59,530,886, which note was assigned on the same date to HCEP; (ii) a promissory note issued as of January 28, 2011 by Matthews to Hertz Canada Vehicles Partnership in the total principal amount of $150,556,808, which note was assigned on the same date to HCEP; and (iii) a promissory note issued as of January 28, 2011 by HCEP to Matthews in the total principal amount of $220,000,000.

“Pledged Securities”:  the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”:  with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged by such Pledgor pursuant to Section 7.9 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) any of the Capital Stock of Unrestricted Subsidiary; and (ii) any Excluded Assets.

“Pledgor”:  each Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“PPSA”: means the Personal Property Security Act (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security as in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Proceeds”:  all “proceeds” as such term is defined in the PPSA and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”: as defined in Section 3.3(a).

“Secured Parties”:  the collective reference to the Lender Secured Parties and the Non-Lender Secured Parties.

“Security Collateral”:  with respect to any Granting Party, means, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Specified Asset”: as defined in Section 4.2.2(b) hereof.

“STA”: the Securities Transfer Act, 2007 (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the securities transfers legislation or other applicable legislation with respect to the transfer of securities as in effect in a jurisdiction other than Ontario, “STA” means the Securities Transfer Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Trade Secret Licenses”: with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trade-mark Licenses”:  with respect to any Grantor, all written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian trade-marks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade-marks”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian Trade-marks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, Trade-mark and service mark registrations, and applications for Trade-mark or service mark registrations (except for “intent to use” applications for Trade-mark or service mark registrations filed and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5 hereto, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements or dilutions thereof), and (iii) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in Canada, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such Trade-mark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“U.S. Borrowers”: as defined in the recitals hereto.

1.2           Other Definitional Provisions.

(a)           The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)           All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

SECTION 2 GUARANTEE

2.1           Guarantee.

(a)           Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Canadian Agent for the rateable benefit of the applicable Secured Parties, the prompt and complete payment and performance by each Canadian Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Canadian Borrower owed to the applicable Secured Parties.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable Canadian federal, provincial and territorial laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in Section 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c)           Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Canadian Agent or any other Secured Party hereunder.

(d)           The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Lenders) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than Holdings, the Parent Borrower or a Restricted Subsidiary) as permitted under the Credit Agreement, or (iii) the designation of such Guarantor as an Unrestricted Subsidiary.

(e)           No payment made by any Canadian Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Canadian Agent or any other Secured Party from any of the Canadian Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Canadian Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing, are paid in full in cash, no Letter of Credit shall be outstanding  (except for Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Lenders) and the Commitments are terminated, (ii) the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than Holdings, the Parent Borrower or a Restricted Subsidiary) as permitted under the Credit Agreement or (iii) the designation of such Guarantor as an Unrestricted Subsidiary.

2.2           Right of Contribution.

Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Canadian Agent and the other Secured Parties, and each Guarantor shall remain liable to the Canadian Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3           No Subrogation.

Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Canadian Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Canadian Agent or any other Secured Party against any Canadian Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Canadian Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Canadian Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Canadian Agent and the other Secured Parties by the Borrowers on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (and shall not have been cash collateralized in a manner  reasonably satisfactory to the applicable Issuing Lenders) or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Canadian Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Canadian Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Canadian Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Canadian Agent may determine.

2.4           Amendments, etc. with respect to the Obligations.

To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Canadian Collateral Agent, the Canadian Agent or any other Secured Party may be rescinded by the Canadian Collateral Agent, the Canadian Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Canadian Collateral Agent, the Canadian Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Canadian Collateral Agent or the Canadian Agent (or the Required Lenders or the applicable Lenders(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Canadian Collateral Agent, the  Canadian Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.  None of the Canadian Collateral Agent, the Canadian Agent and each other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5           Guarantee Absolute and Unconditional.

Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Canadian Collateral Agent, the Canadian Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Canadian Borrowers and any of the Guarantors, on the one hand, and the Canadian Collateral Agent, the Canadian Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon any Canadian Borrower or any of the other Guarantors with respect to any of the Borrower Obligations.  Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection.  Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following:  (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Canadian Collateral Agent, the Canadian Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Canadian Borrowers against the Canadian Collateral Agent, the Canadian Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Canadian Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Canadian Collateral Agent, the Canadian Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required  approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Canadian Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Canadian Borrowers or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Canadian Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Canadian Collateral Agent, the Canadian Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Canadian Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Canadian Collateral Agent, the Canadian Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Canadian Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Canadian Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Canadian Collateral Agent, Canadian Agent or any other Secured Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6           Reinstatement.

This Guarantee shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Canadian Borrower for liquidation or reorganization, should any Canadian Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Canadian Borrower’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a fraudulent preference, reviewable transaction or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

2.7           Payments.

Each Guarantor hereby guarantees that payments hereunder will be paid to the Canadian Agent without set-off or counterclaim, in Canadian Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Canadian Agent’s office specified in Section 11.2 of the Credit Agreement or such other address as may be designated in writing by the Canadian Agent to such Guarantor from time to time in accordance with Section 11.2 of the Credit Agreement.

SECTION 3 GRANT OF SECURITY INTEREST

3.1           Grant.

Each Grantor hereby assigns, grants, hypothecates and pledges, subject to existing licenses to use the Copyrights, Patents, Trade-marks, Industrial Designs and Trade Secrets granted by such Grantor in the ordinary course of business, to the Canadian Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Section 3.3.  The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Section 3.3:

(a)           all Accounts;

(b)           all Money (including all cash);

(c)           all Cash Equivalents;

(d)           all Chattel Paper;

(e)           all Contracts (including contracts with any “qualified intermediaries” with respect to the HERC LKE Program);

(f)            all demand, time, savings, passbook or similar account maintained with a bank (collectively, the “Deposit Accounts”);

(g)           all Documents of Title;

(h)           all Equipment;

(i)            all Intangibles;

(j)            all Instruments;

(k)           all Intellectual Property;

(l)            all Inventory;

(m)          all Investment Property;

(n)           all Rental Equipment;

(o)           all Vehicles (other than Rental Car Revenue Earning Vehicles);

(p)           all Fixtures;

(q)           all books and records pertaining to any of the foregoing;

(r)            the Collateral Proceeds Account; and

(s)           to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include any Pledged Collateral, or any property or assets specifically excluded from Pledged Collateral.

3.2           Pledged Collateral.

Each Granting Party that is a Pledgor, hereby grants to the Canadian Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Section 3.3.

3.3           Excluded Assets.

No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include (the following collectively, the “Excluded Assets”):

(a)           any interest in leased real property (including Fixtures) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(b)           any fee interest in owned real property (including Fixtures) if the fair market value of such fee interest is less than $2,000,000 individually;

(c)           any Instruments, Contracts, Chattel Paper, Intangibles, Copyright Licenses, Patent Licenses, Trade-mark Licenses, Industrial Design Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Holdings, a Subsidiary of Holdings or an Affiliate thereof, (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the PPSA or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(d)           any assets over which the granting of such a security interest in such assets by the applicable Granting Party would be prohibited by any applicable law, regulation, permit, order or decree or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses), or requires a consent (to the extent that, with respect to any assets that, if they were subject to the U.S. Guarantee and Collateral Agreement and the Base Intercreditor Agreement, would constitute the ABL Priority Collateral (as such term is defined in the Base Intercreditor Agreement), any applicable Granting Party has sought such consent using commercially reasonable efforts)  of any Governmental Authority that has not been obtained;

(e)           any assets to the extent that the granting or perfecting of a security interest in such assets would result in costs or consequences to Holdings or any of its Subsidiaries, including any Grantor hereunder, as reasonably agreed in writing after the date hereof by the Parent Borrower, for and on behalf of the applicable Grantor, and the Canadian Agent and the Co-Collateral Agent, that are excessive in view of the benefits that would be obtained by the Secured Parties;

(f)            any (i) Equipment and/or Inventory (and/or related rights and/or assets) that would otherwise be included in the Security Collateral (and such Equipment and/or Inventory (and/or related rights and/or assets) shall not be deemed to constitute a part of the

Security Collateral) if such Equipment and/or Inventory (and/or related rights and/or assets) is subject to a Lien permitted by Section 8.3 of the Credit Agreement and designated by the Parent Borrower to the Canadian Collateral Agent or the Canadian Agent (but only for so long as such Lien remains in place) and (ii) other property that would otherwise be included in the Security Collateral (and such other property shall not be deemed to constitute a part of the Security Collateral) if such other property is subject to a Permitted Lien described in Section 8.3(h) or Section 8.3(w) of the Credit Agreement and designated by the Parent Borrower to the Canadian Collateral Agent or the Canadian Agent (but, in each case, only for so long as such Liens are in place) and, if such Lien is in respect of a Hedging Agreement, such other property consists solely of (x) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (y) any assets relating to such assets, proceeds, dividends or distributions or to obligations under any Hedging Agreement, and/or (z) any other assets consisting of, relating to or arising under or in connection with (1) any Hedging Agreements or (2) any other agreements, instruments or documents related to any Hedging Agreement or to any of the assets referred to in any of subclauses (x) through (z) of this clause (ii);

(g)           any property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets)) shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with (i) a Special Purpose Financing (or constitutes the proceeds or products of any property that has been sold or otherwise transferred in connection with a Special Purpose Financing (except as provided in the proviso to this subsection)) or (ii) a Sale and Leaseback Transaction permitted under Section 8.6 of the Credit Agreement, or (B) is subject to any Permitted Lien and consists of property subject to any such Sale and Leaseback transaction or general intangibles related thereto (but only for so long as such Liens are in place), provided that, notwithstanding the foregoing, a security interest of the Canadian Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;

(h)           Equipment and/or Inventory (and/or related rights and/or assets) subject to any Permitted Lien that secures Indebtedness permitted by the Credit Agreement that is Incurred to finance or refinance such Equipment and/or Inventory and designated by the Parent Borrower to the Canadian Collateral Agent or Canadian Agent (but only for so long as such Permitted Lien is in place);

(i)            without duplication, any Capital Stock which is specifically excluded from the definition of Pledged Stock by virtue of the proviso contained in such definition;

(j)            Vehicle Rental Concession Rights;

(k)           any assets covered by a certificate of title to the extent such assets do not constitute Eligible Service Vehicles or Eligible Rental Equipment, in each case by operation of clause (f) of the definition of such term in the Credit Agreement;

(l)            any aircraft, airframes, aircraft engines or helicopters, or any Equipment or other assets constituting a part of any thereof;

(m)          for the avoidance of doubt, any Deposit Account and any Money, cash, cheques, other negotiable instrument, funds and other evidence of payment therein held by any ‘qualified intermediary’ in connection with the HERC LKE Program or Rental Car LKE Program;

(n)           any Money, cash, cheques, other negotiable instrument, funds and other evidence of payment held in any Deposit Account of the Parent Borrower or any of its Subsidiaries (i) for the benefit of customers of Hertz Claim Management Corporation or any of its Subsidiaries in the ordinary course of business and (ii) in the nature of a security deposit with respect to obligations for the benefit of the Parent Borrower or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to contractual obligations;

(o)           any property that would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property is subject to other Liens permitted by Section 8.3(t)(i) of the Credit Agreement  to the extent that, prior to or simultaneously with such property being excluded from, and/or ceasing to constitute a part of, the Security Collateral, one or more of the U.S. Borrowers shall have repaid amounts outstanding under the Credit Agreement such that (x) the sum of (A) the Aggregate U.S. Facility Lender Exposure plus (B) the amount by which the aggregate unpaid Extensions of Credit made to the Canadian Borrowers exceeds the Canadian Borrowing Base (as set forth in the Borrowing Base Certificate delivered on the date of such prepayment (with appropriate adjustments to the form thereof) calculating the Canadian Borrowing Base after giving effect to the exclusion of such property from the Security Collateral, does not exceed (y) the U.S. Borrowing Base (as set forth in a Borrowing Base Certificate delivered on the date of such prepayment (with appropriate adjustments to the form thereof) calculating the U.S. Borrowing Base after giving effect to the exclusion of such property from the Security Collateral);

(p)           any interest of Matthews or NSULC in HCE Limited Partnership;

(q)           notwithstanding the grant of security interest made by the Grantors in favour of the Canadian Collateral Agent, for the rateable benefit of the Secured Parties, of all of its Pledged Stock, any Grantor that controls any interest (for the purposes of this Section 3.3(q) “ULC Interests”) in any unlimited liability company (for the purposes of this Section 3.3(q), a “ULC”) pledged hereunder shall remain registered as the sole registered and beneficial owner of such ULC Interests and will remain as registered and beneficial owner until such time as such ULC Interests are effectively transferred into the name of the Canadian Collateral Agent or any other person on the books and records of such ULC.  Nothing in this Agreement is intended to or shall constitute the Canadian Collateral Agent or any person as a shareholder or member of any ULC until such time as notice is given to such ULC and further steps are taken thereunder so as to register the Canadian Collateral Agent or any other person as the holder of the ULC Interests of such ULC.  To the extent any provision hereof would have the effect of constituting the Canadian Collateral Agent or any other person as a shareholder or member of a ULC prior to such time, such provision shall be severed therefrom and ineffective with respect to the ULC Interests of such ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Stock which are not ULC Interests.  Except upon the exercise of rights to sell or otherwise dispose of

ULC Interests following the occurrence and during the continuance of an Event of Default hereunder, no Grantor shall cause or permit, or enable any ULC in which it holds ULC Interests to cause or permit, the Canadian Collateral Agent to: (a) be registered as shareholders or members of such ULC; (b) have any notation entered in its favour in the share register of such ULC; (c) be held out as a shareholder or member of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Canadian Collateral Agent holding a security interest in such ULC; or (e) act as a shareholder or member of such ULC, or exercise any rights of a shareholder or member of such ULC including the right to attend a meeting of, or to vote the shares of, such ULC;

(r)            the Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the security interest granted hereby in the Collateral, the Grantors or any of them shall stand possessed of such last day in trust to assign the same to any person acquiring such term;

(s)           the term “Goods” when used in this Agreement shall not include “consumer goods” of any Grantor as that term is defined in the PPSA;

(t)            notwithstanding Section 3.1, any Grantor’s grant of security in Trade-marks (as defined in the Trade-marks Act (Canada)) under this Agreement shall be limited to a grant by such Grantor of a security interest in all of such Grantor’s right, title and interest in such Trade-marks; or

(u)           Foreign Intellectual Property.

3.4           Intercreditor Relations.

Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 3.1 and 3.2 herein shall with respect to all Security Collateral, prior to the applicable Discharge of Additional ABL Obligations (as defined in the Base Intercreditor Agreement), be pari passu and equal in priority to the Liens granted to any Additional ABL Agent for the benefit of the holders of the applicable Additional ABL Obligations to secure such Additional ABL Obligations pursuant to the applicable Additional ABL Collateral Documents (except as may be separately otherwise agreed between the Canadian Collateral Agent, on behalf of itself and the Secured Parties, and any Additional ABL Agent, on behalf of itself and the Additional ABL Secured Parties represented thereby).  The Canadian Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Canadian Collateral Agent and any Additional Agent shall be determined solely pursuant to the applicable Intercreditor Agreements, and not by priority as a matter of law or otherwise.  Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Canadian Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Canadian Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreements.  In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (a) the Canadian Collateral Agent and any Additional ABL Agent, in the case of the ABL Collateral

Intercreditor Agreement, and (b) the Canadian Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any other Intercreditor Agreement.  In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so.  Notwithstanding any other provision hereof, for so long as any Additional ABL Obligations remain outstanding, any obligation hereunder to deliver to the Canadian Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the applicable Collateral Representative or any Additional ABL Agent to be held in accordance with the applicable Intercreditor Agreement.

SECTION 4 REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of Each Guarantor.

To induce the Canadian Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Canadian Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Canadian Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2           Representations and Warranties of Each Grantor.

To induce the Canadian Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Canadian Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions:

4.2.1        Title; No Other Liens.  Except for the security interests granted to the Canadian Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including, without limitation, Section 8.3 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens.  Except as set forth on Schedule 3, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Collateral is on file or of record in any public office in Canada, any province, territory or other political subdivision thereof, except such as have been filed in favour of the Collateral Agent or the Canadian Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or any predecessor thereof or as relate to Liens permitted by the Credit Agreement (including without limitation Section 8.3 thereof) or any other Loan Document or for which financing change statements or discharges will be delivered on the Closing Date.

4.2.2        Perfected First Priority Liens.  (a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favour of the Canadian Collateral Agent for the benefit of the Secured Parties, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)           Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favour of the Canadian federal, provincial or territorial government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents of Title upon the earlier of such Filing or the delivery to and continuing possession by the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents of Title, a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as defined in the PPSA) by the Canadian Agent, the Canadian Collateral Agent, the Administrative Agent, the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for the purposes of perfection), in accordance with the applicable Intercreditor Agreement, of all Deposit Accounts, Blocked Accounts, the Collateral Proceeds Account and electronic chattel paper, a security interest in which is perfected by “control” and the taking of the actions required by Section 5.2.12 herein, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favour of the Canadian Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Permitted Liens (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent (in accordance with the applicable Intercreditor Agreement) or the recording of other applicable documents in the Canadian Intellectual Property Office may be necessary for perfection or enforceability, and except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Section 4.2.2(b), the following terms shall have the following meanings:

“Filings”:  the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, (iii) the recordation on the certificate of title related thereto of each Lien granted in favour of the Canadian Collateral Agent hereunder on Rental Equipment, subject to certificate of title statutes and (iv) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”:  the financing statements or financing change statements filed and delivered to the Canadian Collateral Agent by such Grantor on or prior to the Closing Date in the jurisdictions listed in Schedule 3.

“Ordinary Course Transferees”:  (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business, (ii) with respect to Intangibles only, licensees in the ordinary course of business, and (iii) any other Person who is entitled to take free of the Lien.

“Permitted Liens”:  Liens permitted pursuant to the Loan Documents, including without limitation those permitted to exist pursuant to Section 8.3 of the Credit Agreement.

“Specified Assets”:  the following property and assets of such Grantor:

(1)                                  Patents, Patent Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the PPSA or by the filing and acceptance of intellectual property security agreements in the Canadian Intellectual Property Office or (b) such Patents, Patent Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses are not, individually or in the aggregate, material to the business of any Canadian Borrower and its Subsidiaries taken as a whole;

(2)                                  Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that: (a) Liens thereon cannot be perfected by the filing and acceptance of intellectual property security agreements in the Canadian Intellectual Property Office or (b) the PPSA is not applicable to the creation or perfection of Liens thereon;

(3)                                  Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of Canada, any province or territory;

(4)                                  goods included in Collateral received by any Person from any Grantor for “sale or return” to the extent of claims of creditors of such Person;

(5)                                  Fixtures, Vehicles, and any other assets subject to certificates of title;

(6)                                  Money and Cash Equivalents other than (x) identifiable Cash Proceeds and (y) Cash Equivalents constituting Investment Property to the extent a security interest is perfected by the filing of a financing statement under the PPSA;

(7)                                  Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Blocked Account; and

(8)                                  uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement).

4.2.3        Jurisdiction of Organization and Locations of Collateral.  On the date hereof, such Grantor’s jurisdiction of incorporation or amalgamation, and the locations of its Collateral, are as specified on Schedule 4.

4.2.4        Accounts Receivable.  The amounts represented by such Grantor to the Canadian Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.  Unless otherwise indicated in writing to the Canadian Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor.  Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Canadian Agent in writing.

4.2.5        Patents, Trade-marks, Copyrights and Industrial Designs.  Schedule 5 lists all material Trade-marks, material Copyrights, material Patents and material Industrial Designs, in each case registered in the Canadian Intellectual Property Office and owned by such Grantor in its own name as of the date hereof, and all material Trade-mark Licenses, all material Copyright Licenses, all material Patent Licenses and material Industrial Designs (including, without limitation, material Trade-mark Licenses for registered trade-marks and servicemarks and applications therefor, material Copyright Licenses for registered copyrights, material Patent Licenses for issued patents and patent applications and material Industrial Design Licenses for registered industrial designs) owned by such Grantor in its own name as of the date hereof.

4.3           Representations and Warranties of Each Pledgor.

To induce the Canadian Collateral Agent, the Canadian Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Canadian Borrowers thereunder, each Pledgor hereby represents and warrants to the Canadian Collateral Agent and each other Secured Party that:

4.3.1        Except as provided in Section 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute in the case of shares of a Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Subsidiary owned by such Pledgor as is specified on Schedule 2.

4.3.2        [Reserved]

4.3.3        Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Permitted Liens.

4.3.4        Upon the delivery to the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the PPSA, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the PPSA, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement), and except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5        Upon the earlier of (x) (to the extent a security interest in uncertificated securities may be perfected by the filing of a financing statement) the filing of the financing statements listed on Schedule 3 hereto and (y) the obtaining and maintenance of “control” by the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for the purposes of perfection), as applicable, in accordance with the applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities, to the extent provided in and governed by the PPSA or the STA, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the PPSA or the STA, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement), and except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5 COVENANTS

5.1           Covenants of Each Guarantor.

Each Guarantor covenants and agrees with the Canadian Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Lenders) and the Commitments shall have terminated, (ii)

as to any Guarantor, the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of (to a Person other than Holdings, the Parent Borrower or a Restricted Subsidiary) in accordance with the terms of the Credit Agreement or (iii) as to any Guarantor, the designation of such Guarantor as an Unrestricted Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2           Covenants of Each Grantor.

Each Grantor covenants and agrees with the Canadian Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the  applicable Issuing Lenders) and the Commitments shall have terminated, (ii) as to any Grantor, the date upon which all the Capital Stock of such Grantor shall have been sold or otherwise disposed of (to a Person other than Holdings, the Parent Borrower or a Restricted Subsidiary) in accordance with the terms of the Credit Agreement or (iii) as to any Grantor, the designation of such Grantor as an Unrestricted Subsidiary.

5.2.1        Delivery of Instruments and Chattel Paper.  If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Canadian Collateral Agent, for the benefit of the Secured Parties.  In the event that an Event of Default shall have occurred and be continuing, upon the request of the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, such Instrument or Chattel Paper (other than ordinary course rental contracts for Rental Equipment and Vehicles) shall be promptly delivered to the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, duly endorsed in a manner reasonably satisfactory to the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement.  Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by the Intercreditor Agreements.

5.2.2        Maintenance of Insurance.  Such Grantor will use commercially reasonable efforts to maintain with financially sound and reputable insurance companies (or any Captive Insurance Subsidiary) insurance on, or self-insure, all property of such Grantor material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, all as determined in good faith by such Grantor or the Parent Borrower.  Such Grantor or the Parent Borrower shall furnish to the Canadian Collateral Agent, upon written request, information in reasonable detail as to the insurance carried and ensure that at all times the Canadian Collateral Agent, for the benefit of the Secured Parties, or the applicable Collateral Representative, in accordance with the applicable Intercreditor Agreement, shall be named as additional insured with respect to liability policies and the Canadian Collateral Agent, for the benefit of the Secured Parties, or the applicable Collateral Representative, in accordance with the applicable Intercreditor Agreement, shall be named as loss payee with respect to the property insurance maintained by such Grantor with respect to such Grantor’s Collateral; provided that, unless a Specified Default or Dominion Event shall have occurred and be continuing, (i) the Canadian Collateral Agent shall turn over to such Grantor or the Parent Borrower any amounts received by it as loss payee under any property insurance maintained by such Grantor, (ii) the Canadian Collateral Agent agrees that such Grantor shall have the sole right to adjust or settle any claims under such insurance and (iii) all proceeds from any settlement of or payment in respect of any Recovery Event shall be paid to the Parent Borrower or such Grantor (as applicable).

5.2.3        Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labour, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid, discharged or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that the failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4        Maintenance of Perfected Security Interest; Further Documentation.  (a)  Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Section 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b)           Such Grantor will furnish to the Canadian Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the Canadian Collateral Agent may reasonably request in writing, all in reasonable detail.

(c)           At any time and from time to time, upon the written request of the Canadian Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Canadian Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or financing change statements under the PPSA with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Canadian Borrowers nor any Grantor will be required to (i) take any action in any jurisdiction other than Canada, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any bank or securities account or other Collateral, except (A) as required by Section 4.16 of the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $5,000,000) to the Canadian Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any cash, deposit accounts or securities accounts (except to the extent consisting of proceeds perfected by the filing of a financing statement under the PPSA), (iv) deliver landlord lien waivers, estoppels or collateral access letters, or (v) make any filing or give notice with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(d)           The Canadian Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining and delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.2.5        Changes in Name, Jurisdiction of Organization, etc.  Such Grantor will give prompt written notice to the Canadian Collateral Agent of any change in its name or jurisdiction of organization (whether by amalgamation or otherwise) (and in any event within 30 days of such change) or of any transfer of its Collateral to a jurisdiction where the security interest granted to the Canadian Collateral Agent has not been perfected in accordance with applicable law; provided that, promptly thereafter such Grantor shall deliver to the Canadian Collateral Agent copies (or other evidence of filing) of all additional filed financing or financing change statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Canadian Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein.

5.2.6        Notices.  Such Grantor will advise the Canadian Agent promptly, in reasonable detail, of:

(a)           any Lien (other than security interests created hereby or Permitted Liens) on any of such Grantor’s Collateral which would materially adversely affect the ability of the Canadian Collateral Agent to exercise any of its remedies hereunder; and

(b)           the occurrence of any other event which would reasonably be expected to have a Material Adverse Effect on the security interests in the Collateral created hereby.

5.2.7        Pledged Stock.  In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Canadian Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8        Accounts Receivable.  (a)  With respect to Accounts Receivable constituting Collateral, other than in the ordinary course of business or as permitted by the Loan Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any such Account Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting Collateral taken as a whole.

(b)           Such Grantor will deliver to the Canadian Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable constituting Collateral that disputes the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts Receivable.

5.2.9        Maintenance of Records.  Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records relating to Collateral to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10      Acquisition of Intellectual Property.  Within 90 days after the end of each calendar year, such Grantor will notify the Canadian Collateral Agent of any acquisition by such Grantor of (i) any registration of any material Copyright, Patent, Trade-mark or Industrial Design or (ii) any exclusive rights under a material Copyright License, Patent License, Trade-mark License or Industrial Design License constituting Collateral, and shall take such actions as may be reasonably requested by the Canadian Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Canadian Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any Copyright, Patent, Trade-mark or Industrial Design constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate registrations (I) of financing statements under the PPSA and/or (II) in the Canadian Intellectual Property Office.

5.2.11      Protection of Trade Secrets.  Such Grantor shall take all steps which it deems commercially reasonable to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

5.2.12      Grant of License to Use Intellectual Property.  For the purpose of enabling the Canadian Collateral Agent to exercise rights and remedies under this Agreement at such time as the Canadian Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Canadian Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Canadian Collateral Agent may be exercised, at the option of the Canadian Collateral Agent, upon the occurrence and during the continuation of an Event of Default, provided that any license, sublicense or other transaction entered into by the Canadian Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

5.2.13      Deposit Accounts, Etc.  Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case maybe, so that no breach of Section 4.16 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2.14      Protection of Trade-marks.  Such Grantor shall, with respect to any Trade-marks that are material to the business of such Grantor, use commercially reasonable efforts not to cease the use of any of such Trade-marks or fail to maintain the level of the quality of products sold and services rendered under any of such Trade-marks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trade-marks use such consistent standards of quality, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.15      Protection of Intellectual Property.  Subject to the Credit Agreement, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of Grantor may lapse, expire, or become abandoned, or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.16      [Reserved.]

5.3           Covenants of Each Pledgor.

Each Pledgor covenants and agrees with the Canadian Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Lenders) and the Commitments shall have terminated, (ii) as to any Pledgor, all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of (to a Person other than Holdings, the Parent Borrower or a Restricted Subsidiary) as permitted under the terms of the Credit Agreement or (iii) the designation of such Pledgor as an Unrestricted Subsidiary:

5.3.1        Additional Shares.  If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock or share dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Canadian Collateral Agent and the other Secured Parties, hold the same in trust for the Canadian Collateral Agent and the other Secured Parties and deliver the same forthwith to the Canadian Collateral Agent (who will hold the same on behalf of the Secured Parties) any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, in the exact form received, duly endorsed by such Pledgor to the Canadian Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Canadian Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Section 3.3).  If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower in accordance with the Credit Agreement) shall be paid over to the Canadian Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held by the Canadian Collateral Agent any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favour of the Canadian Collateral Agent, be delivered to the Canadian Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held by the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations in each case except as otherwise provided by the applicable Intercreditor Agreement.  If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Canadian Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2        [Reserved.]

5.3.3        Pledged Notes.  Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to Section 9.15), deliver to the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor (excluding any Pledged Note the principal amount of which does not exceed $5,000,000), endorsed in blank or, at the request of the Canadian Collateral Agent, endorsed to the Canadian Collateral Agent.  Furthermore, within ten Business Days after any Pledgor obtains a Pledged Note with a principal amount in excess of $5,000,000, such Pledgor shall cause such Pledged Note to be delivered to the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, endorsed in blank or, at the request of the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, endorsed to the Canadian Collateral Agent or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement.

5.3.4        Maintenance of Security Interest.  (a) Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever.  At any time and from time to time, upon the written request of the Canadian Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Canadian Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Canadian Borrowers nor any Grantor will be required to (i) take any action in any jurisdiction other than Canada, or required by the laws of any such jurisdiction, or to enter into any security agreement or pledge agreement governed by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or to perfect any security interests (or other Liens) in any Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any bank or securities account or other Collateral, except (A) as required by Section 4.16 of the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes (in the case of Intercompany Notes, limited to any such note with a principal amount in excess of $5,000,000) to the Canadian Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any cash or securities accounts (except to the extent consisting of proceeds perfected by the filing of a financing statement under the PPSA) or (iv) deliver landlord lien waivers, estoppels or collateral access letters.

(b)           The Canadian Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining and delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

SECTION 6 REMEDIAL PROVISIONS

6.1           Certain Matters Relating to Accounts.

(a)           At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to any applicable Intercreditor Agreement, the Canadian Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Canadian Collateral Agent may reasonably require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to any applicable Intercreditor Agreement, upon the Canadian Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public or chartered accountants or others reasonably satisfactory to the Canadian Collateral Agent to furnish to the Canadian Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)           The Canadian Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable constituting Collateral and the Canadian Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default specified in Section 9(a) of the Credit Agreement (subject to any applicable Intercreditor Agreement).  If required by the Canadian Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in Section 9(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivables constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Canadian Collateral Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Canadian Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor.  All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Canadian Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  At any time when an Event of Default specified in Section 9(a) of the Credit Agreement has occurred and is continuing, subject to any applicable Intercreditor Agreement, at the Canadian Collateral Agent’s election, each of the Canadian Agent and the Canadian Collateral Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section 6.5 hereof.  So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Section 6.1(d) hereof.

(c)           At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 9(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, at the Canadian Collateral Agent’s request, each Grantor shall deliver to the Canadian Collateral Agent copies or, if required by the Canadian Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions that gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d)           So long as no Event of Default has occurred and is continuing, the Canadian Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to such Grantor’s General Fund Account.  In the event that an Event of Default has occurred and is continuing, subject to any applicable Intercreditor Agreement, the Canadian Collateral Agent and the Grantors agree that the Canadian Collateral Agent, at its option, may require that each Collateral Proceeds Account and the General Fund Account of each Grantor be established at the Canadian Collateral Agent or at another institution reasonably acceptable to the Canadian Collateral Agent.  Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

6.2           Communications with Obligors; Grantors Remain Liable.

(a)           The Canadian Collateral Agent, in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Section 9(a) of the Credit Agreement (and subject to any applicable Intercreditor Agreement), communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Canadian Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)           Upon the request of the Canadian Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in Section 9(a) of the Credit Agreement (and subject to any applicable Intercreditor Agreement), each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Canadian Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Canadian Collateral Agent.

(c)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  None of the Canadian Collateral Agent, the Canadian Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Canadian Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Canadian Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3           Pledged Stock.

(a)           Unless an Event of Default shall have occurred and be continuing and the Canadian Collateral Agent shall have given notice to the relevant Pledgor of the Canadian Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of Section 5.3.1 of this Agreement) and all payments made in respect of the Pledged Notes, including partial or complete repayment and cancellation thereof, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b)           If an Event of Default shall occur and be continuing and the Canadian Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as and in such order as is provided in Section 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, or the respective nominee thereof, and the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable through its respective nominee, if applicable, in accordance with the terms of each applicable Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or wilful misconduct) except to account for property actually received by it, but the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Canadian Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the applicable Intercreditor Agreements, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

(c)           Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Canadian Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Canadian Collateral Agent.

6.4           Proceeds to be Turned Over To Canadian Collateral Agent.

In addition to the rights of the Canadian Collateral Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Accounts Receivable constituting Collateral, if an Event of Default shall occur and be continuing, and the Canadian Collateral Agent shall have instructed any Grantor to do so, all Proceeds received by such Grantor consisting of cash, cheques and other Cash Equivalent items shall be held by such Grantor in trust for the Canadian Collateral Agent and the other Secured Parties, or any Additional Agent and the other applicable Additional Secured Parties (as defined in the applicable Intercreditor Agreement) or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Canadian Collateral Agent, any Additional Agent or the applicable Collateral Representative, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Intercreditor Agreement, in the exact form received by such Grantor (duly endorsed by such Grantor to the Canadian Collateral Agent, any Additional Agent or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, if required).  All Proceeds received by the Canadian Collateral Agent hereunder shall be held by the Canadian Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control.  All Proceeds while held by the Canadian Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Canadian Collateral Agent  and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5           Application of Proceeds.

It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral received by the Canadian Collateral Agent

(whether from the relevant Granting Party or otherwise) shall be held by the Canadian Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Canadian Collateral Agent, subject to each applicable Intercreditor Agreement, be applied by the Canadian Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in Section 10.14 of the Credit Agreement.

6.6           PPSA and Other Remedies.

(a)           If an Event of Default shall occur and be continuing, the Canadian Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement, the Credit Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada) and the PPSA, under any other applicable law and in equity.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Canadian Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Canadian Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Canadian Collateral Agent or any other Secured Party shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released.  Each Granting Party further agrees, at the Canadian Collateral Agent’s request (subject to the Intercreditor Agreements), to assemble the Security Collateral and make it available to the Canadian Collateral Agent at places which the Canadian Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere.  The Canadian Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Canadian Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable legal fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Section 6.5 above, and only after such application and after the payment by the Canadian Collateral Agent of any other amount required by any provision of law, need the Canadian Collateral Agent account for the surplus, if any, to such Granting Party.  To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the

Canadian Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or wilful misconduct of any of the Canadian Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor hereby consents to the non-exclusive royalty free use by the Canadian Collateral Agent and the Canadian Agent (as its designee) of any trademarks, service marks or business names owned by such Grantor in Canada solely for the purpose of disposing of any Collateral of the Canadian Borrowers that is pledged to the Canadian Collateral Agent pursuant to the Canadian Security Documents.

(b)           The Canadian Collateral Agent may appoint, remove or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of any Grantor or not, to be an interim receiver, receiver or receivers (hereinafter called a “Receiver”, which term when used herein shall include a receiver and manager) of such Collateral (including any interest, income or profits therefrom).  Any such Receiver shall, to the extent permitted by applicable law, be deemed the agent of such Grantor and not of the Canadian Collateral Agent, and the Canadian Collateral Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or its servants, agents or employees.  Subject to the provisions of the instrument appointing it, any such Receiver shall (i) have such powers as have been granted to the Canadian Collateral Agent under this Section 6 and (ii) shall be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the Canadian Collateral Agent under this Section 6, which powers shall include, but are not limited to, the power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or any part of the business of such Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of the Collateral.  To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including any Grantor, enter upon, use and occupy all premises owned or occupied by such Grantor wherein the Collateral may be situate, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on such Grantor’s business or as security for loans or advances to enable the Receiver to carry on such Grantor’s business or otherwise, as such Receiver shall, in its reasonable discretion, determine.  Except as may be otherwise directed by the Canadian Collateral Agent, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to the Canadian Collateral Agent and any surplus shall be applied in accordance with applicable law.  Every such Receiver may, in the discretion of the Canadian Collateral Agent, be vested with, in addition to the rights set out herein, all or any of the rights and powers of the Canadian Agent, the Canadian Collateral Agent described in the Credit Agreement, the PPSA, the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada).

6.7           Registration Rights.

(a)           If the Canadian Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Canadian Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock

(other than Pledged Stock of Special Purpose Subsidiaries), or that portion thereof to be sold, registered under the provisions of applicable securities legislation, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Canadian Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the applicable securities legislation, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Canadian Collateral Agent, are necessary or advisable, all in conformity with the requirements of applicable securities legislation and the rules and regulations of any applicable securities commission or regulator applicable thereto.  Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities laws of any and all provinces and territories that the Canadian Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, any statements (which need not be audited) that will satisfy the provisions of applicable securities legislation.

(b)           Such Pledgor recognizes that the Canadian Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in applicable securities legislation or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favourable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Canadian Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under applicable securities legislation, even if such Issuer would agree to do so.

(c)           Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Such Pledgor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Canadian Collateral Agent and the Lenders, that the Canadian Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

6.8           Waiver; Deficiency.

Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans, Reimbursement Obligations constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any legal counsel employed by the Canadian Collateral Agent or any other Secured Party to collect such deficiency.

6.9           Certain Undertakings with Respect to Special Purpose Subsidiaries.

(a)           The Collateral Agent and each Secured Party agrees that, prior to the date that is one year and one day after the payment in full of all of the obligations of each Special Purpose Subsidiary in connection with and under each securitization with respect to which any Special Purpose Subsidiary is a party, (i) the Collateral Agent and other Secured Parties shall not be entitled, whether before or after the occurrence of any Event of Default, to (A) institute against, or join any other Person in instituting against, any Special Purpose Subsidiary any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any State thereof or of any foreign jurisdiction, (B) transfer and register the capital stock of any Special Purpose Subsidiary or any other instrument in the name of the Collateral Agent or a Secured Party or any designee or nominee thereof, (C) foreclose such security interest regardless of the bankruptcy or insolvency of the Parent Borrower or any other Subsidiary, (D) exercise any voting rights granted or appurtenant to such capital stock of any Special Purpose Subsidiary or any other instrument or (E) enforce any right that the holder of any such capital stock of any Special Purpose Subsidiary or any other instrument might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of such Special Purpose Subsidiary and (ii) the Collateral Agent and the other Secured Parties hereby waive and release any right to (A) require that any Special Purpose Subsidiary be in any manner merged, combined, collapsed or consolidated with or into the Parent Borrower or any other Subsidiary, including by way of substantive consolidation in a bankruptcy case or similar proceeding, (B) require that the status of any Special Purpose Subsidiary as a separate entity be in any respect disregarded, (C) contest or challenge, or join any other Person in contesting or challenging, the transfers of any securitization assets from the Parent Borrower or any Subsidiary to any Special Purpose Subsidiary (including without limitation with respect to HVF, any such transfer pursuant to the Purchase Agreement (as defined in the ABS Indenture, as defined below)), whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise or a transfer other than a “true sale” or a “true contribution” or (D) contest or challenge, or join any other Person in contesting or challenging, any agreement pursuant to which any assets are leased by any Special Purpose Subsidiary to any Loan Party (including without limitation, with respect to HVF, the HVF Lease and any Segregated Series Lease (in each case as defined in the ABS Base Indenture, as defined below)) as other than a “true lease.”  The Collateral Agent and each Secured Party agree and acknowledge that each of (x) The Bank of New York Mellon Trust Company, N.A., as trustee (together with its successors and assigns, the “ABS Trustee”) under that certain Third Amended and Restated Base Indenture, dated as of September 18, 2009, as amended by that certain Supplemental Indenture No. 1, dated as of December 21, 2010 (as the same may be amended from time to time, the “ABS Base Indenture”), by and between Hertz Vehicle Financing LLC (“HVF”) and the ABS Trustee, and under that certain Third Amended and Restated Collateral Agency Agreement, dated as of September 18, 2009, as amended by that certain Amendment No.

1, dated as of December 21, 2010 (as the same may be amended from time to time, the “ABS Collateral Agency Agreement”), by and among HVF, Hertz General Interest LLC, the Parent Borrower, as servicer and a secured party, the ABS Trustee and The Bank of New York Mellon Trust Company, N.A., as collateral agent (together with its successors and assigns, the “ABS Collateral Agent”), acting on behalf of the holders of securitization indebtedness of any Special Purpose Subsidiary, (y) each Enhancement Provider (as defined in the ABS Base Indenture) that has an express right to the collateral under the ABS Base Indenture or the ABS Collateral Agency Agreement and (z) any other agent and/or trustee acting on behalf of the holders of securitization indebtedness of any Special Purpose Subsidiary is an express third party beneficiary with respect to this Section 6.9(a) and each such person shall have the right to enforce compliance by the Collateral Agent and any other Secured Party with this Section 6.9.

(b)           Upon the transfer by the Parent Borrower or any Subsidiary (other than a Special Purpose Subsidiary) of securitization assets to a Special Purpose Subsidiary in a securitization as permitted under this Agreement, any Liens with respect to such securitization assets arising under the Credit Agreement or any Security Documents shall automatically be released (and the Canadian Collateral Agent is hereby authorized to execute and enter into any such releases and other documents as the Parent Borrower may reasonably request in order to give effect thereto).

(c)           The Collateral Agent, the Canadian Collateral Agent and the Lenders shall take no action related to the Collateral that would cause any Special Purpose Subsidiary to breach any of its covenants in its certificate of formation, limited liability company agreement or in any other documents governing the related Special Purpose Financing (including, with respect to HVF and Hertz Vehicles LLC, any Related Document (as defined in the ABS Base Indenture)) or to be unable to make any representation in any such document.

(d)           The Collateral Agent, the Canadian Collateral Agent and the Secured Parties acknowledge that they have no interest in, and will not assert any interest in, the assets owned by any Special Purpose Subsidiary, or any assets leased by any Special Purpose Subsidiary to any Loan Party (including without limitation, with respect to HVF, (I) any Rental Car Vehicle subject to the HVF Lease or any Segregated Series Lease (in each case as defined in the ABS Base Indenture; (II) any other Indenture Collateral (as defined in the ABS Base Indenture) or similar collateral relating to any Segregated Series (as defined in the ABS Base Indenture) and (III) any HVF Vehicle Collateral or any HVF Segregated Series Vehicle Collateral (in each case as defined in the ABS “Collateral Agency Agreement”) other than, following a transfer of any pledged equity interest or pledged stock to the Collateral Agent in connection with any exercise of remedies pursuant to this Agreement, the right to receive lawful dividends or other distributions when paid by any such Special Purpose Subsidiary from lawful sources and in accordance with the documents governing the related Special Purpose Financing (including, with respect to HVF, the Related Documents (as defined in the ABS Base Indenture)) and the rights of a member of such Special Purpose Subsidiary.

(e)           Without limiting the foregoing, the Canadian Collateral Agent and the Lenders agree, to the extent required by Moody’s, S&P or any rating agency in connection with a Special Purpose Financing involving a Special Purpose Subsidiary the Capital Stock of which constitutes Pledged Collateral hereunder, to act in accordance with clauses (c) and (d) above with respect to such Capital Stock and such Special Purpose Financing.

SECTION 7 THE CANADIAN COLLATERAL AGENT

7.1           Canadian Collateral Agent’s Appointment as Attorney-in-Fact, etc.

(a)           Each Granting Party hereby irrevocably constitutes and appoints the Canadian Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Canadian Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Intercreditor Agreement.  Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law) and subject to each applicable Intercreditor Agreement, (x) each Pledgor hereby gives the Canadian Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Section 6.6(a) or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Canadian Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)            in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any cheques, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Canadian Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii)           in the case of any Copyright, Patent, Trade-mark, or Industrial Design constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Canadian Collateral Agent may reasonably request to such Grantor to evidence the Canadian Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, Trade-mark or Industrial Design and the goodwill and intangibles of such Grantor relating thereto or represented thereby;

(iii)          pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv)          (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Canadian Collateral Agent or as the Canadian Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Canadian Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent, Trade-mark or Industrial Design constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent, Trade-mark or Industrial Design pertains), for such term or terms, on such conditions, and in such manner, as the Canadian Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Canadian Collateral Agent were the absolute owner thereof for all purposes, and do, at the Canadian Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Canadian Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Canadian Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)           The reasonable expenses of the Canadian Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans that are Revolving Loans under the Credit Agreement, from the date of payment by the Canadian Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Canadian Collateral Agent on demand.

(c)           Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2           Duty of Canadian Collateral Agent.

The Canadian Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, shall be to deal with it in the same manner as the Canadian Collateral Agent deals with similar property for its own account.  None of the Canadian Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof.  The powers conferred on the Canadian Collateral Agent and the other Secured Parties hereunder are solely to protect the Canadian Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Canadian Collateral Agent or any other Secured Party to exercise any such powers.  The Canadian Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or wilful misconduct.

7.3           Financing Statements.

Pursuant to any applicable law, each Granting Party authorizes the Canadian Collateral Agent to file or record financing statements, financing change statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such offices as the Canadian Collateral Agent reasonably determines appropriate to perfect the security interests of the Canadian Collateral Agent under this Agreement.  Each Granting Party authorizes the Canadian Collateral Agent to use any collateral description reasonably determined by the Canadian Collateral Agent, including, without limitation, the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements.  The Canadian Collateral Agent agrees to notify the relevant Granting Party of any financing or financing change statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4           Authority of Canadian Collateral Agent.

Each Granting Party acknowledges that the rights and responsibilities of the Canadian Collateral Agent under this Agreement with respect to any action taken by the Canadian Collateral Agent or the exercise or non-exercise by the Canadian Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Canadian Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Canadian Collateral Agent and the Granting Parties, the Canadian Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5           Right of Inspection.

Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Canadian Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, (other than in respect of any Specified Proprietary & Confidential Information) and the Canadian Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the  Canadian Collateral Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.  The Canadian Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement).

SECTION 8 NON-LENDER SECURED PARTIES

8.1           Rights to Collateral.

(a)           The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following:  (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Canadian Collateral Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of the Security Documents); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with the Security Documents); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy that is provided by one or more Lenders among others; (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lender Secured Parties seeking on an equal and rateable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b)           Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Canadian Collateral Agent and the Lenders, with the consent of the Canadian Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment.  Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the PPSA of any applicable jurisdiction.  The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral.  Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c)           Notwithstanding any provision of this Section 8.1, the Non-Lender Secured Parties shall be entitled, subject to each applicable Intercreditor Agreement, to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties.  Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into the Intercreditor Agreement on its behalf.

(d)           Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Canadian Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Guarantor from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2           Appointment of Agent.

Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Canadian Collateral Agent as agent under the Credit Agreement (and all officers, employees or agents designated by the Canadian Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Canadian Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral.  It is understood and agreed that the appointment of the Canadian Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable.  It is understood and agreed that the Canadian Collateral Agent has appointed the Canadian Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3           Waiver of Claims.

To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Canadian Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Canadian Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in Section 8.1(b) above), except for any such action or failure to act that constitutes wilful misconduct or gross negligence of such Person or any Related Party thereof (as such term is defined in Section 11.5 of the Credit Agreement).  To the maximum extent permitted by applicable law, none of the Canadian Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes wilful misconduct or gross negligence of such Person.

8.4           Designation of Non-Lender Secured Parties.

The Parent Borrower, on behalf of any of the Canadian Borrowers, may from time to time designate a Person as a “Bank Products Affiliate” or a “Hedging Affiliate” hereunder by written notice to the Canadian Collateral Agent.  Upon being so designated by the Parent Borrower, such Bank Products Affiliate or Hedging Affiliate (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Parent Borrower; provided that, at the time of the Parent Borrower’s designation of such Non-Lender Secured Party, the obligations of such Grantor under the applicable Hedging Agreement or Bank Products Agreement (as the case may be) have not been designated as Additional ABL Obligations.

8.5           Release of Liens; Rollover Hedge Providers.

Each Rollover Hedge Provider (as defined below), by its acceptance of the benefit of this Agreement, and each Lender who is an Affiliate of any such Rollover Hedge Provider, on behalf of such Rollover Hedge Provider, in each case by its acceptance of the benefits of this Agreement, hereby authorizes and directs Deutsche Bank AG Canada Branch (in its capacity as Canadian agent and Canadian collateral agent under the Predecessor ABL Credit Agreement and related Canadian security documents) to take, and consents to its taking, all and any actions to effect and evidence the release of all security interests and liens held on behalf of such Rollover Hedge Provider in its capacity as a “Canadian Secured Party” under, and as defined in, the Predecessor ABL Credit Agreement, and the Canadian security documents related to each of them, and each Rollover Hedge Provider releases Deutsche Bank AG Canada Branch from any liability in connection therewith. As used in this Section 8.5, “Rollover Hedge Providers” shall mean collectively each Non-Lender Secured Party hereunder who was also, immediately prior to the effectiveness of this Agreement, a “Non-Lender Secured Party” in respect of Permitted

Hedging Arrangements under and as defined in the Canadian Guarantee and Collateral Agreement (as defined in the Predecessor ABL Credit Agreement).

SECTION 9 MISCELLANEOUS

9.1           Amendments in Writing.

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Canadian Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Canadian Collateral Agent in a written instrument executed by the Canadian Collateral Agent and (b) if separately agreed in writing between the Parent Borrower, for and on behalf of any of the Canadian Borrowers, and any Non-Lender Secured Party (and such Non-Lender Secured Party has been designated in writing by the Parent Borrower, for and on behalf of any of the Canadian Borrowers, to the Canadian Collateral Agent for purposes of this sentence, for so long as so designated), no such amendment, modification or waiver shall amend, modify or waive Section Section 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such amendment, modification or waiver would directly and adversely affect such Non-Lender Secured Party without the written consent of such Non-Lender Secured Party.  For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Canadian Collateral Agent in accordance with this Section 9.1.

9.2           Notices.

All notices, requests and demands to or upon the Canadian Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Canadian Collateral Agent and the Canadian Agent given in accordance with Section 11.2 of the Credit Agreement.

9.3           No Waiver by Course of Conduct; Cumulative Remedies.

None of the Canadian Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Section 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Canadian Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Canadian Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Canadian Collateral Agent or such other Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4           Enforcement Expenses; Indemnification.

(a)           Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the Canadian Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the Canadian Collateral Agent and the Canadian Agent.

(b)           Each Grantor jointly and severally agrees to pay, and to save the Canadian Collateral Agent, the Canadian Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Canadian Borrower would be required to do so pursuant to Section 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence or wilful misconduct of the Canadian Collateral Agent, the Canadian Agent or any other Secured Party.

(c)           The agreements in this Section 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5           Successors and Assigns.

This Agreement shall be binding upon and shall enure to the benefit of the Granting Parties, the Canadian Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Canadian Collateral Agent, except as permitted hereby or by the Credit Agreement.

9.6           Set-Off.

Each Guarantor hereby irrevocably authorizes each of the Canadian Agent  and the Canadian Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or any of the Canadian Borrowers, any such notice being expressly waived by each Guarantor and by each Canadian Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Section 9(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Canadian Collateral Agent , the Canadian Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Canadian Collateral Agent, the Canadian Agent or such other Secured Party may elect.  The Canadian Collateral Agent, the Canadian Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Canadian Collateral Agent, the Canadian Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Canadian Collateral Agent, the Canadian Agent and each other Secured Party under this Section 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Canadian Collateral Agent, the Canadian Agent or such other Secured Party may have.

9.7           Counterparts.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8           Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9           Section Headings.

The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10         Integration.

This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Canadian Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Canadian Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11         GOVERNING LAW.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

9.12         Submission To Jurisdiction; Waivers.

Each party hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the Province of Ontario;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 9.2 or at such other address of which the Canadian Collateral Agent and the Canadian Agent (in the case of any other party hereto) or the Canadian Borrowers (in the case of the Canadian Collateral Agent and the Canadian Agent) shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

9.13         Acknowledgments.

Each Guarantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           none of the Canadian Collateral Agent, the Canadian Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Canadian Collateral Agent, the Canadian Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14         WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15         Additional Granting Parties.

Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Section 7.9(b) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 2 hereto.  Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower pursuant to Section 7.9(b) of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement substantially in the form of Annex 2 hereto.

9.16         Releases.

(a)           At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (except for the Letters of Credit that have been cash collateralized in a manner reasonably satisfactory to the applicable Issuing Lenders), all Security Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Canadian Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties.  At the request and sole expense of any Granting Party following any such termination, the Canadian Collateral Agent shall deliver to such Granting Party any Security Collateral held by the Canadian Collateral Agent, and execute, acknowledge and deliver to such Granting Party such releases, instruments and other documents (including without limitation, PPSA financing change statements and discharges) , and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination.

(b)           Upon any sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Granting Party), the Lien pursuant to this Agreement on such Security Collateral shall be automatically released.  Upon (i) any such permitted sale or other disposition of Security Collateral or (ii) the sale or other disposition of all of the Capital Stock of any Granting Party (other than to Holdings, the Parent Borrower or a Restricted Subsidiary) permitted under the Credit Agreement, the Canadian Collateral Agent shall, upon receipt from the Parent Borrower or any applicable Granting Party of a written request for the release of such Granting Party from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, identifying such Granting Party or the relevant Security Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, deliver to the Parent Borrower or the relevant Granting Party any Security Collateral of such relevant Granting Party held by the Collateral Agent or the Canadian Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable) and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation PPSA financing change statements or discharges), and do or cause to be done all other acts, as the Parent Borrower or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition.

(c)           Upon the designation of any Granting Party as an Unrestricted Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and the sole expense of the Parent Borrower or such Granting Party, the Collateral Agent or the Canadian Collateral Agent, as the case may be, shall deliver to the Parent Borrower or such Granting Party any Security Collateral of such Granting Party held by the Collateral Agent and execute, acknowledge and deliver to the Parent Borrower or such Granting Party such releases, instruments or other documents (including without limitation PPSA financing change statements or discharges), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral.

(d)           Upon (i) any Security Collateral being or becoming an Excluded Asset, or (ii) any other release of Security Collateral approved, authorized or ratified by the Lenders pursuant to Section 10.9(b)(A)(iii) of the Credit Agreement, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released.  At the request and sole expense of any Granting Party, the Canadian Collateral Agent shall deliver such Security Collateral (if held by the Canadian Collateral Agent) to such Granting Party and  execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation PPSA financing change statements or discharges), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.

(e)           So long as no Event of Default has occurred and is continuing, the Canadian Collateral Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either Section 5.3.1 or 6.4 and not otherwise applied in accordance with Section 6.5.

9.17         Judgment Currency.

(a)           The obligations of any Grantor hereunder and under the other Loan Documents to make payments in Dollars or in Canadian Dollars, as the case may be (for the purposes of this Section 9.17, the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Canadian Collateral Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Canadian Collateral Agent or a Lender under this Agreement or the other Loan Documents.  If, for the purpose of obtaining or enforcing judgment against any Grantor or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (for the purposes of this Section 9.17, such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (for the purposes of this Section 9.17, such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(b)           If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Grantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c)           For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

9.18         Attachment of Security Interest.

The security interest created hereby is intended to attach, in respect of Collateral in which any Grantor has rights at the time this Agreement is signed by such Grantor and delivered to the Canadian Collateral Agent and, in respect of Collateral in which any Grantor subsequently acquires rights, at the time such Grantor subsequently acquires such rights.  The Grantors acknowledge and confirm that (a) the Canadian Collateral Agent and the Lenders have given value to the Grantors in respect of the security interests granted herein; (b) such Grantor has rights in the Collateral in which it has granted a security interest; and (c) this Agreement constitutes a security agreement as that term is defined in the PPSA;

9.19         Copy of Agreement; Verification Statement.

The Grantors hereby acknowledge receipt of a signed copy of this Agreement and hereby waive the requirement to be provided with a copy of any verification statement issued in respect of a financing statement or financing change statement filed under the PPSA in connection with this Agreement to perfect the security interest created herein.

9.20         Amalgamation.

Each Granting Party acknowledges and agrees that, in the event it amalgamates with any other company or companies, it is the intention of the parties hereto that the term “Grantor” or “Pledgor”, when used herein, shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the lien granted hereby:

(a)           shall extend to Collateral owned by each of the amalgamating corporations and the amalgamated corporations at the time of amalgamation and to any Collateral thereafter owned or acquired by the amalgamated corporation, and

(b)           shall secure all Obligations of each of the amalgamating corporations and the amalgamated corporations to the Canadian Collateral Agent and the Lenders at the time of amalgamation and all Obligations of the amalgamated corporation to the Canadian Collateral Agent and the Lenders thereafter arising.  The Lien shall attach to all Collateral owned by each corporation amalgamating with Granting Party, and by the amalgamated corporation, at the time of the amalgamation, and shall attach to all Collateral thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

9.21         Language.

The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only.  Les signataires conferment leur volonté que la présente convention, de même que tous les documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en anglais seulement.

9.22         Release of Liens; Rollover Issuing Lenders.

Each Rollover Issuing Lender (as defined below), by its acceptance of the benefits of this Agreement, hereby authorizes and directs Deutsche Bank AG Canada Branch (in its capacity as administrative and collateral agent under the Predecessor ABL Credit Agreement and related Canadian security documents) to take all and any actions to effect the release of all security interests and liens held on behalf of the Rollover Issuing Lender in its capacity as a “Canadian Secured Party” under, and as defined in, the Predecessor ABL Credit Agreement and related Canadian security documents, and each Rollover Issuing Lender releases Deutsche Bank AG Canada Branch from any liability in connection therewith. As used in this Section 9.22, “Rollover Issuing Lender” means each bank listed as a letter of credit issuing bank in Schedule F to the Credit Agreement which was a Canadian Facility Issuing Lender (as such term is defined in the Predecessor ABL Credit Agreement).

[Remainder of page left blank intentionally; Signature page to follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

MATTHEWS EQUIPMENT LIMITED

By:	/s/ Scott Massengill
Name:	Scott Massengill
Title:	Treasurer

WESTERN SHUT-DOWN (1995) LIMITED

By:	/s/ Scott Massengill
Name:	Scott Massengill
Title:	Treasurer

HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP, by its managing partner, MATTHEWS EQUIPMENT LIMITED

By:	/s/ Scott Massengill
Name:	Scott Massengill
Title:	Treasurer

3222434 NOVA SCOTIA COMPANY

By:	/s/ Scott Massengill
Name:	Scott Massengill
Title:	Treasurer

Acknowledged and Agreed to as
of the date hereof by:

DEUTSCHE BANK AG CANADA
BRANCH, as Canadian Agent and Canadian
Collateral Agent

By:	/s/ Paul M. Jurist
Name:	Paul M. Jurist
Title:	Chief Country Officer

By:	/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Assistant Vice President

SCHEDULE 1 - NOTICE ADDRESSES OF GUARANTORS

MATTHEWS EQUIPMENT LIMITED

WESTERN SHUT-DOWN (1995) LTD

HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP

3222434 NOVA SCOTIA COMPANY

c/o THE HERTZ CORPORATION

225 Brae Boulevard

Park Ridge, NJ 07656

USA

Attention: Chief Financial Officer

Facsimile: 201.307.2324

Telephone: 201.307.2000

with copies to:

Debevoise & Plimpton

919 Third Avenue

New York, New York  10022

Attention:  David A. Brittenham

Facsimile:  212.521.7347

Telephone:  212. 909.6347

SCHEDULE 2 - PLEDGED SECURITIES

Pledged Stock:

Pledgor	Issuer	Description of Pledged Stock

Matthews Equipment Limited	Western Shut-Down (1995) Limited	100 common shares

Matthews Equipment Limited	3222434 Nova Scotia Company	100 common shares

Pledged Notes:

Nil.

SCHEDULE 3 - PERFECTION MATTERS

Existing Security Interests

Matthews Equipment Limited:

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	668087739 20110307105315295361 (MARCH 7, 2011)	N/A

MATTHEWS EQUIPMENT LTD. 526 VIDAL STREET S SARNIA, ONTARIO N7T 2V6	INTEGRATED DISTRIBUTION SYSTEMS LP O/A WAJAX INDUSTRIES 16745 - 111 AVENUE NW EDMONTON, ALBERTA T5M 2S4	665877114 20101115135728284748 (NOVEMBER 15, 2010)	1989 HYSTER E50XL C108V09527K

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	KONICA MINOLTA BUSINESS SOLUTIONS (CANADA) LTD. 1235-100 NORTH SERVICE RD., W OAKVILLE, ONTARIO L6M 2W2	659449359 20100224194315314713 (February 24, 2010)

ALL GOODS SUPPLIED BY THE SECURED PARTY, ALL PARTS AND ACCESSORIES THERETO AND ACCESSIONS THERETO AND ALL REPLACEMENTS OR SUBSTITUTIONS FOR SUCH GOODS. PROCEEDS ACCOUNTS, CHATTEL PAPER, MONEY, INTANGIBLES, GOODS DOCUMENTS OF TITLE, INSTRUMENTS, SECURITIES (ALL AS DEFINED IN THE PERSONAL PROPERTY SECURITY ACT (ON)) AND INSURANCE PROCEEDS.

COPIERS

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7 HERTZ EQUIPMENT RENTAL 35 CLAIREVILLE DRIVE ETOBICOKE,	BLOUNT, INC. 4909 SE INTERNATIONAL WAY PORTLAND, OREGON 972224679	653696028 20090526164725050699 (MAY 26, 2009)

CONSIGNEE AGREES TO ACCEPT ALL THE PRODUCTS DELIVERED BY CONSIGNOR AND MADE AVAILABLE BY CONSIGNOR PURSUANT TO THIS AGREEMENT, THE TYPES OF WHICH ARE IDENTIFIED ON APPENDIX A ATTACHED HERETO (THE “PRODUCTS”), STRICTLY ON A CONSIGNMENT BASIS (THE “CONSIGNED PRODUCTS”), AND TO HOLD SUCH CONSIGNED PRODUCTS AVAILABLE FOR SALE IN ACCORDANCE WITH

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
ONTARIO M9W 5Z7

THE PROVISIONS OF THIS AGREEMENT. CONSIGNOR, AT CONSIGNOR’S EXPENSE, SHALL DELIVER THE CONSIGNED PRODUCTS TO CONSIGNEE AT THE CONSIGNEE LOCATIONS DESIGNATED IN APPENDIX B ATTACHED, HERETO (COLLECTIVELY, THE “PRODUCT LOCATIONS”). CONSIGNEE ACKNOWLEDGES AND AGREES THAT TITLE TO AND OWNERSHIP OF ANY AND ALL CONSIGNED PRODUCTS IN CONSIGNEE’S POSSESSION, CUSTODY OR CONTROL PURSUANT TO THIS AGREEMENT SHALL AT ALL TIMES BE AND REMAIN IN CONSIGNOR UNTIL CONSIGNEE PURCHASES SUCH CONSIGNED PRODUCTS FROM CONSIGNOR. AT WHICH TIME TITLE SHALL PASS FROM CONSIGNOR TO THE CONSIGNEE. ALL PROCEEDS (AS DEFINED BELOW) OF OR FROM ANY CONSIGNED PRODUCTS, UP TO THE CONSIGNEE PRICE FOR SUCH CONSIGNED PRODUCTS, SHALL BE THE SOLE PROPERTY OF CONSIGNOR UPON SALE OR OTHER DISPOSITION OR TRANSFER BY CONSIGNEE OF SUCH CONSIGNED PRODUCTS. FOR PURPOSES OF THIS AGREEMENT, THE TERM “PROCEEDS” INCLUDES, WITHOUT LIMITATION, ANYTHING THAT IS RECEIVABLE OR RECEIVED WHEN ANY CONSIGNED PRODUCTS OR PROCEEDS THEREOF ARE SOLD, EXCHANGED OR OTHERWISE DISPOSED OF, WHETHER SUCH DISPOSITION IS VOLUNTARY OR INVOLUNTARY AND WHETHER OR NOT AUTHORIZED BY THE PROVISIONS OF THIS AGREEMENT. CONSIGNEE HEREBY GRANTS TO CONSIGNOR, TO SECURE THE PAYMENT AND PERFORMANCE IN FULL OF ALL CONSIGNEE PRICE PAYMENTS TO CONSIGNOR PURSUANT TO THIS AGREEMENT, A SECURITY INTEREST IN THE FOLLOWING ASSETS (COLLECTIVELY, THE

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description

“CONSIGNED COLLATERAL”) (I) ALL CONSIGNED PRODUCTS HEREAFTER SOLD TO CONSIGNEE OR CONSIGNED WITH CONSIGNEE BY CONSIGNOR PURSUANT TO THIS AGREEMENT AND (II) ALL ACCESSIONS THERETO AND PRODUCTS THEREOF AND DOCUMENTS THEREFOR, TOGETHER WITH ALL PROCEEDS OBTAINED FROM ANY SUCH CONSIGNED PRODUCTS AND ALL CHATTEL PAPER RELATED THERETO. APPENDIX A PART NUMBER AND DESCRIPTION P/N 525348 680 GC-12 CONCRETE SAW PACKAGE P/N 525389 680GC-14 CONCRETE SAW PACKAGE. APPENDIX B 590 WINDMILL ROAD, DARTMOUTH, NS, B3B 1B5

MATTHEWS EQUIPMENT LIMITED 5225 COUNTY ROAD 42, R.R. #2 WINDSOR, ONTARIO N8N 2M1	CON-QUIP LEASING INC. 5255 COUNTY ROAD 42, R.R. #2 WINDSOR, ONTARIO N8N 2M1	644185638 20080414150318628969 (APRIL 14, 2008)	N/A

MATTHEWS EQUIPMENT LIMITED 1550 ENTERPRISE ROAD, SUITE 310 MISSISSAUGA, ONTARIO L4W 4P4	KANICA MINOLTA BUSINESS 100-1235 NORTH SERVICE RD W OAKVILLE, ONTARIO L6M 2W2	639833364 20071011194715318764 (OCTOBER 11, 2007)	N/A

MATTHEWS EQUIPMENT LIMITED 1550 ENTERPRISE ROADSUITE 310 MISSISSAUGA, ONTARIO L4W 4P4	KANICA MINOLTA BUSINESS 100-1235 NORTH SERVICE RD W OAKVILLE, ONTARIO L6M 2W2	638062749 20070810104115290382 (AUGUST 10, 2007)	N/A/

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE TORONTO, ONTARIO M9W 5Z7	KONICA MINOLTA BUSINESS SOLUTIONS (CANADA) LTD. 5035 SOUTH SERVICE ROAD BURLINGTON, ONTARIO L7R 4C8	623317914 20060313104516161306 (MARCH 13, 2006)	PHOTOCOPYING EQUIPMENT.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description

MATTHEWS EQUIPMENT LIMITED
35 CLAIREVILLE DRIVE
ETOBICOKE, ONTARIO
M9W 5Z7
HERTZ/MATTHEWS EQUIPMENT
35 CLAIREVILLE DRIVE
ETOBICOKE, ONTARIO
M9W 4K2

MATTHEWS EQUIPMENT LIMITED
225 BRAE BOULEVARD
PARK RIDGE, NEW JERSEY
07656

	INGERSOLL-RAND CANADA INC. 51 WORCESTER ROAD TORONTO, ONTARIO M9W 4K2	622490481 20060203114615901443 (FEBRUARY 3, 2006)	N/A

HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	621320841 20051214194715318678 (DECEMBER 14, 2005)	N/A
		AMENDMENT	SECURED PARTY HAS CHANGED
MATTHEWS		20051220104815296125	ITS NAME.
EQUIPMENT LIMITED,		(DECEMBER 20, 2005)
AS MANAGING
PARTNER
35 CLAIREVILLE
DRIVE ETOBICOKE, ONTARIO M9W 5Z7		AMENDMENT 20071001153415901820 (OCTOBER 1, 2007)	ASSETS TRANSFERRED BY MATTHEWS EQUIPMENT LIMITED TO HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP PURSUANT TO THE ASSET PURCHASE AGREEMENT DATED ON OR ABOUT SEPTEMBER 30, 2007

		RENEWAL 20110307105315295531 (MARCH 7, 2011)	RENEWED FOR A PERIOD OF 4 YEARS.

MATTHEWS	CITICAPITAL	619259157	N/A

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE,	COMMERCIAL CORPORATION 123 FRONT ST. W, 16TH FLOOR	20050928145615306772 (SEPTEMBER 28, 2005)
ONTARIO M9W 5Z7	TORONTO, ONTARIO M5J 2M3	AMENDMENT 20080923105015299459 (SEPTEMBER 23, 2008)	TO ADD AN ADDITIONAL SECURED PARTY SECURED PARTY ON PAGE 1, LINE 8 OF REGISTRATION NUMBER 20050928145615306772 HAS CHANGED ITS ADDRESS.
GE CANADA EQUIPMENT FINANCING G.P. 123 FRONT ST. W. 16TH FL TORONTO, ONTARIO M5J 2M3

	GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	AMENDMENT 20091029160250642393 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

	GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	AMENDMENT 20091029162050642400 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE	BOBCAT EQUIPMENT LTD. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	619259166 20050928145615306773 (SEPTEMBER 28, 2005)	N/A
ETOBICOKE,
ONTARIO M9W 5Z7	GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	AMENDMENT 20091029155950642392 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

		AMENDMENT 20101022145950641996 (OCTOBER 22, 2010)	TO AMEND THE SECURED PARTY INFORMATION FOR “BOBCAT EQUIPMENT LTD.” ON THE REGISTRATION.

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	CITICAPITAL COMMERCIAL CORPORATION 123 FRONT ST WEST, 16TH FLOOR TORONTO, ONTARIO M5J 2M3	836923302 19971219181915314223 (DECEMBER 19, 1997)	COMPLETE WITH ALL PRESENT AND FUTURE ATTACHMENTS, ACCESSORIES, EXCHANGES, REPLACEMENT PARTS, REPAIRS, ADDITIONS AND ALL PROCEEDS THEREOF.

	GE CANADA EQUIPMENT FINANCING G.P. 123 FRONT ST. W 16TH FL TORONTO, ONTARIO	RENEWAL 20020723121317933654 (JULY 23, 2002)	RENEWED FOR A PERIOD OF 5 YEARS.
	M5J 2M3	AMENDMENT	TO AMEND SECURED PARTY.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
	GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	20020723123917933663 (JULY 23, 2002) AMENDMENT 20050928194815311204 (SEPTEMBER 28, 2005) RENEWAL 20070207145215309301 (FEBRUARY 7, 2007)	AMEND COLLATERAL CLASSIFICATION TO INCLUDE MOTOR VEHICLE. RENEWED FOR A PERIOD OF 10 YEARS.
SECURED PARTY ON PAGE 1, LINE
		AMENDMENT 20070208144415300673 (FEBRUARY 8, 2007)	29 OF REGISTRATION NUMBER 19971219181915314223 HAS CHANGED ITS ADDRESS.

TO ADD AN ADDITIONAL
		AMENDMENT 20080919105015296631 (SEPTEMBER 19, 2008)	SECURED PARTY
TO ADD A NEW SECURED PARTY
		AMENDMENT 20091029162350642401 (OCTOBER 29, 2009)	TO THIS REGISTRATION.

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO	BOBCAT EQUIPMENT LTD. 5500 NORTH SERVICE ROAD, 8TH FLOOR BURLINGTON, ONTARIO L7L 6W6	836823311 19971219181915314224 (DECEMBER 19, 1997)	COMPLETE WITH ALL PRESENT AND FUTURE ATTACHMENTS, ACCESSORIES, EXCHANGES, PARTS, REPAIRS, ADDITIONS AND ALL PROCEEDS THEREOF.
M9W 5Z7	GE CANADA EQUIPMENT	RENEWAL	RENEWED FOR A PERIOD OF 5
	FINANCING G.P.	20020723121717933655	YEARS.
	5500 NORTH SERVICES RD	(JULY 23, 2002)
	BURLINGTON, ONTARIO L7L 6W6	AMENDMENT 20020723123617933662 (JULY 23, 2002)	AMENDING SECURED PARTY.

		AMENDMENT 20050928194815311203 (SEPTEMBER 28, 2005)	AMEND COLLATERAL CLASSIFICATION TO INCLUDE MOTOR VEHICLE.

		RENEWAL 20070206145315307755 (FEBRUARY 6, 2007)	RENEWED FOR A PERIOD OF 10 YEARS.

		AMENDMENT 20070207145215309309 (FEBRUARY 7, 2007)	SECURED PARTY ON PAGE 1, LINE 29 OF REGISTRATION NUMBER 19971219181915314424 HAS CHANGED ITS ADDRESS.

		AMENDMENT 20091029160550642394 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		AMENDMENT 20101022150350641997 (OCTOBER 22, 2010)	TO AMEND THE SECURED PARTY INFORMATION FOR “BOBCAT EQUIPMENT LTD.” ON THE REGISTRATION.

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7.	BOBCAT EQUIPMENT LTD. 123 FRONT ST. WEST, 16TH FLOOR TORONTO, ONTARIO M5J 2M3 GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON , ONTARIO L7L 6W6	063965394 19940106111200880102 (JANUARY 6, 1994)

INVENTORY NOW OWNED OR HEREAFTER ACQUIRED CONSISTING OF (1) ALL PRODUCTS, PARTS, ACCESSORIES AND ATTACHMENTS MANUFACTURED OR DISTRIBUTED BY MELROSE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, INCLUDING BUT NOT LIMITED TO FRONT END LOADERS, DOZER, SCRAPERS, BACKHOES, SKIDDER, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING AND WASHING EQUIPMENT, GLRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (2) ALL NEW AND USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED IN (1) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, BUT UPON WHICH ANY INDEBTEDNESS IS NOW OR HEREAFTER OWING TO MELROE EQUIPMENT LTD. OR ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD AND (3) CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		AMENDMENT 19940914120500888359 (SEPTEMBER 14, 1994)	THE DEBTOR’S ADDRESS HAS BEEN AMENDED TO READ 81 ESSA ROAD, BARRIE, ONTARIO

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
L4N 3K4

		AMENDMENT 19950526152800434766 (MAY 26, 1995)	AMENDING THE DEBTORS NAME TO READ MATTHEWS EQUIPMENT LIMITED.

		AMENDMENT 19960809085800437157 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7. ALSO, AMEND SECURED PARTY ADDRESS TO 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117.

		RENEWAL 19980819170914628564 (AUGUST 19, 1998)	RENEWED FOR A PERIOD OF 5 YEARS.

		AMENDMENT 20030416111017939665 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION.

		RENEWAL 20031112094317933982 (NOVEMBER 12, 2003)	RENEWED FOR A PERIOD OF 5 YEARS.

		AMENDMENT 20050928194815311200 (SEPTEMBER 28, 2005)	AMEND COLLATERAL CLASSIFICATION TO INCLUDE MOTOR VEHICLE.

		AMENDMENT 20081112105015292685 (NOVEMBER 12, 2008)	SECURED PARTY ON PAGE 1, LINE 8 OF REGISTRATION NUMBER 19940106111200880102 HAS CHANGED ITS ADDRESS.

WHEREVER IT STATES MELROSE EQUIPMENT LTD. AND MELROE EQUIPMENT LTD. IN THE GENERAL COLLATERAL SECTION, IT SHOULD BE READ BOBCAT EQUIPMENT LTD.
		RENEWAL 20081112105015292686 (NOVEMBER 12, 2008)	RENEWED FOR A PERIOD OF 10 YEARS.

		AMENDMENT 20091029161050642396 (OCTOBER 29, 2010)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

		AMENDMENT 20101022150550641998 (OCTOBER 22, 2010)	TO AMEND THE SECURED PARTY INFORMATION FOR “BOBCAT EQUIPMENT LTD.” ON THE REGISTRATION.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
MATTHEWS EQUIPMENT LIMITED 81 ESSA ROAD, BARRIE, ONTARIO L4N 3K4

CITICAPITAL
COMMERCIAL
CORPORATION

8001 RIDGEPOINT DRIVE

IRVING, TEXAS 75063

GE CANADA EQUIPMENT
FINANCING G.P.

123 FRONT ST. W 16TH FL

TORONTO, ONTARIO

M5J 2M3

GE CANADA EQUIPMENT
FINANCING G.P.

5500 NORTH SERVICE RD

BURLINGTON, ONTARIO

L7L 6W6

063965457 19931216080400889364 (DECEMBER 16, 1993)

INVENTORY NOW OWNED OR HEREAFTER ACQUIRED CONSISTING OF (1) ALL PRODUCTS, PARTS, ACCESSORIES AND ATTACHMENTS MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, INCLUDING BUT NOT LIMITED TO FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING AND WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (2) ALL NEW AND USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED IN (1) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, BUT UPON WHICH ANY INDEBTEDNESS IS NOR OR HEREAFTER OWING TO MELROE EQUIPMENT LTD. OR ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD. AND (3) CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		AMENDMENT 19940914120500888358 (SEPTEMBER 14, 1994)	THE DEBTORS’ ADDRESS HAS BEEN AMENDED TO READ 81 ESSA ROAD, BARRIE, ONTARIO L4N 3K4.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		AMENDMENT 19950526152700434762 (MAY 26, 1995)	AMENDING THE DEBTORS NAME TO READ MATTHEWS EQUIPMENT LIMITED.

		AMENDMENT 19960809085800437161 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7. ALSO, AMEND SECURED PARTY ADDRESS TO 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117.

		RENEWAL 19980723173614626415 (JULY 23, 1998)	RENEWED FOR A PERIOD OF 5 YEARS.

		RENEWAL 20030416110617939660 (APRIL 16, 2003)	RENEWED FOR A PERIOD OF 5 YEARS.

		AMENDMENT 20030416111417939670 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION.

		AMENDMENT 20050928194815311199 (SEPTEMBER 28, 2005)	AMEND COLLATERAL CLASSIFICATION TO INCLUDE MOTOR VEHICLE.

		RENEWAL 20080610195115310142 (JUNE 10, 2008)	RENEWED FOR A PERIOD OF 10 YEARS.

AMENDMENT 20080610195115310143 (JUNE 10, 2008)

UNDER GENERAL COLLATERAL DESCRIPTION, ANYWHERE THAT STATES MELROE EQUIPMENT LTD. AND ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD., THEY HAVE BEEN REPLACED WITH BOBCAT EQUIPMENT LTD. AND CITICAPITAL COMMERCIAL CORPORATION RESPECTIVELY. SECURED PARTY ON PAGE 1, LINE 29 OF REGISTRATION NUMBER 19931216080400889364 HAS CHANGED ITS ADDRESS.

INVENTORY NOW OWNED OR HEREAFTER ACQUIRED CONSISTING OF (1) ALL PRODUCTS, PARTS, ACCESSORIES AND ATTACHMENTS MANUFACTURED OR

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description

DISTRIBUTED BY BOBCAT EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, INCLUDING BUT NOT LIMITED TO FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING AND WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (2) ALL NEW AND USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED IN (1) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY BOBCAT EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, BUT UPON WHICH ANY INDEBTEDNESS IS NOW OR HEREAFTER OWING TO BOBCAT EQUIPMENT LTD. OR CITICAPITAL COMMERCIAL CORPORATION AND (3) CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		AMENDMENT 20080923105015299457 (SEPTEMBER 23, 2008)	TO ADD AN ADDITIONAL SECURED PARTY
TO MODIFY GENERAL COLLATERAL SECTION
UNDER GENERAL COLLATERAL SECTION, CITICAPITAL COMMERCIAL CORPORATION HAS BEEN REPLACED WITH GE CANADA EQUIPMENT FINANCING G.P.
		AMENDMENT 20091029162850642404 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7.	BOBCAT EQUIPMENT LTD. 5500 NORTH SERVICE ROAD, 8TH FLOOR BURLINGTON, ONTARIO L7L 6W6 GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	037972116 19921110132200431513 (NOVEMBER 10, 1992)

INVENTORY NOW OWNED OR HEREAFTER ACQUIRED CONSISTING OF (1) ALL PRODUCTS, PARTS, ACCESSORIES AND ATTACHMENTS MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, INCLUDING BUT NOT LIMITED TO FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING AND WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM LOG HANDLING, COMPACTION AND MINING EQUIPMENT (2) ALL NEW AND USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED IN (1) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, BUT UPON WHICH ANY INDEBTEDNESS IN NOW OR HEREAFTER OWING TO MELROE EQUIPMENT LTD. OR ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD. AND (3) CHATTEL PAPER ARISING FROM THE SALES, RENTAL OR OTHER DISPOSITION OF ANY OF THE FORGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		AMENDMENT 19931208095000884064 (DECEMBER 8, 1993)	THE DEBTORS NAME AND ADDRESS HAS BEEN AMENDED TO CENTRAL ONTARIO BOBCAT LTD., 300A YONGE STREET, BARRIE, ONTARIO L4N 4C7
		AMENDMENT	THE DEBTORS’ ADDRESS HAS

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		19940914120500888357 (SEPTEMBER 14, 1994)	BEEN AMENDED TO READ 81 ESSA ROAD, BARRIE, ONTARIO L4N 3K4
		AMENDMENT 19950526152700434763 (MAY 26, 1995)	AMENDING THE DEBTORS NAME TO READ MATTHEWS EQUIPMENT LIMITED.
		AMENDMENT 19960809085800437156 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7. ALSO, AMEND SECURED PARTY ADDRESS TO 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117.

		RENEWAL 19971009181015317738 (OCTOBER 9, 1997)	RENEWED FOR A PERIOD OF 5 YEARS.
		RENEWAL 19980723173614626416 (JULY 23, 1998)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 20030416110917939664 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION
		AMENDMENT 20050928194815311198 (SEPTEMBER 28, 2005)	AMEND COLLATERAL CLASSIFICATION TO INCLUDE MOTOR VEHICLE.
		RENEWAL 2007020645315308033 (FEBRUARY 6, 2007)	RENEWED FOR A PERIOD OF 10 YEARS.
		AMENDMENT 20070207145215309310 (FEBRUARY 7, 2007)	SECURED PARTY ON PAGE 1, LINE 29 OF REGISTRATION NUMBER 19921110132200431513 HAS CHANGED ITS ADDRESS.
		AMENDMENT 20091029161250642397 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.
		AMENDMENT 20101022150850641999 (OCTOBER 22, 2010)	TO AMEND THE SECURED PARTY INFORMATION FOR “BOBCAT EQUIPMENT LTD.” ON THE REGISTRATION.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7

CITICAPITAL COMMERCIAL CORPORATION

123 FRONT ST WEST, 16TH FLOOR

TORONTO, ONTARIO

M5J 2M3

GE CANADA EQUIPMENT FINANCING G.P.

123 FRONT ST. W 16TH FL

TORONTO, ONTARIO

M5J 2M3

GE CANADA EQUIPMENT FINANCING G.P.

5500 NORTH SERVICE RD

BURLINGTON, ONTARIO
L7L 6W6

424004598 19921110132200431514 (NOVEMBER 10, 1992)

INVENTORY NOW OWNED OR HEREAFTER ACQUIRED CONSISTING OF (1) ALL PRODUCTS, PARTS, ACCESSORIES AND ATTACHMENTS MANUFACTURED OR DISTRIBUTED BY MELORE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, INCLUDING BUT NOT LIMITED TO FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING AND WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (2) ALL NEW AND USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED IN (1) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD., OR ANY AFFILIATE, SUBSIDIARY OR UNIT THEREOF, BUT UPON WHICH ANY INDEBTEDNESS IS NOW OR HEREAFTER OWING TO MELROE EQUIPMENT LTD. OR ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD. (3) CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		AMENDMENT 19931208095000884063 (DECEMBER 8, 1993)	THE DEBTORS NAME AND ADDRESS HAS BEEN AMENDED TO CENTRAL ONTARIO BOBCAT LTD. 300A YONGE STREET, BARRIE, ONTARIO L4N 4C7
		AMENDMENT 19940914120500888356	THE DEBTORS’ ADDRESS HAS BEEN AMENDED TO READ 81

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		(SEPTEMBER 14, 1994)	ESSA ROAD, BARRIE, ONTARIO L4N 3K4
		AMENDMENT 19950526152700434764 (MAY 26, 1995)	AMENDING THE DEBTORS NAME TO READ MATTHEWS EQUIPMENT LIMITED.
		AMENDMENT 19960809085800437159 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7. ALSO, AMEND SECURED PARTY ADDRESS TO 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117.
		RENEWAL 19970702191715319626 (JULY 2, 1997))	RENEWED FOR A PERIOD OF 5 YEARS.
		RENEWAL 20020723121017933653 (JULY 23, 2002)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 20020723124317933664 (JULY 23, 2002)	AMENDING SECURED PARTY INFORMATION
		AMENDMENT 20050928194815311197 (SEPTEMBER 28, 2005)	AMEND COLLATERAL CLASSIFICATION TO INCLUDE MOTOR VEHICLE.
		RENEWAL 20070206145315308034 (FEBRUARY 6, 2007)	RENEWED FOR A PERIOD OF 10 YEARS.
		AMENDMENT 20070207145215309311 (FEBRUARY 7, 2007)	SECURED PARTY ON PAGE 1, LINE 29 OF REGISTRATION NUMBER 19921110132200431514 HAS CHANGED ITS ADDRESS.
		AMENDMENT 20080923105015299455 (SEPTEMBER 23, 2008)	TO ADD AN ADDITIONAL SECURED PARTY TO MODIFY GENERAL COLLATERAL SECTION
UNDER GENERAL COLLATERAL SECTION, ANYWHERE THAT STATES MELROE EQUIPMENT LTD. AND ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD., THEY HAVE BEEN REPLACED WITH BOBCAT EQUIPMENT LTD. AND GE

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
CANADA EQUIPMENT FINANCING G.P. RESPECTIVELY.
		AMENDMENT 20091029163050642406 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THE REGISTRATION.

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7

CITICAPITAL COMMERCIAL CORPORATION

8001 RIDGEPOINT DRIVE

IRVING, TEXAS 75063

GE CANADA EQUIPMENT FINANCING G.P.

123 FRONT ST. W 16TH FL

TORONTO, ONTARIO

M5J 2M3

GE CANADA EQUIPMENT FINANCING G.P.

5500 NORTH SERVICE RD

BURLINGTON, ONTARIO

L7L 6W6

934492968 198707101526430813 (JULY 10, 1987)

(1) INDUSTRIAL LIFT TRUCKS, INDUSTRIAL TRACTORS, BACKHOES AND LOADERS, POWER HAND TRUCKS, STRADDLE CARRIERS, INDUSTRIAL MATERIAL HANDLING VEHICLES (2) SKID STEER LOADERS, TRENCHERS, FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (3) ALL USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED (1) AND (2) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD. (4) ALL PARTS, ACCESSORIES AND ATTACHMENTS FOR ANY OF THE FOREGOING PRODUCTS AND CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		RENEWAL 19900627105100044834 (JUNE 27, 1990)	RENEWED FOR A PERIOD OF 3 YEARS.
		ASSIGNMENT 19900718130800048464	ASSIGNOR: CLARK EQUIPMENT CREDIT OF CANADA LTD.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		(JULY 18, 1990)	ASSIGNEE: THE CHASE MANHATTAN BANK OF CANADA 800-5925 AIRPORT ROAD MISSISSAUGA, ONTARIO L4V 1W1
		RENEWAL 19930129080700884194 (JANUARY 29, 1993)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 19930224081500883085 (FEBRUARY 24, 1993)	THE SECURED PARTY NAME AND ADDRESS HAS BEEN AMENDED TO READ AS FOLLOWS: ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD., 500 CIRCLE DRIVE, BUCHANAN, MI 49107.
		AMENDMENT 19960718144600433321 (JULY 18, 1996)	CORRECT REGISTRATION PERIOD.
		ASSIGNMENT 19960723074800433899 (JULY 23, 1996)	ASSIGNOR: THE CHASE MANHATTAN BANK OF CANADA. ASSIGNEE: ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD., 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117
		AMENDMENT 19960809085800437153 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7
		RENEWAL 19980506174214629623 (MAY 6, 1998)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 20030416111317939668 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION.
		RENEWAL 20030512163717930194 (MAY 12, 2003)	RENEWED FOR A PERIOD OF 5 YEARS.
		RENEWAL 20080606144715303209 (JUNE 6, 2008)	RENEWED FOR A PERIOD OF 10 YEARS.
		AMENDMENT 20080606144715303294 (JUNE 6, 2008)	DEBTOR AMALGAMATED WITH ONE OR MORE CORPORATIONS TO CREATE AN AMALGAMATION

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
UNDER A NEW CORPORATION SECURED PARTY ON PAGE 1, LINE 8 OF REGISTRATION NUMBER 19198707101526430813 HAS CHANGED ITS ADDRESS.
AMENDMENT 20080606194815316747 (JUNE 6, 2008)

NAME OF MANUFACTURER OR DISTRIBUTOR IN THE GENERAL COLLATERAL DESCRIPTION HAS CHANGED ITS NAME

(1) INDUSTRIAL LIFT TRUCKS, INDUSTRIAL TRACTORS, BACKHOES AND LOADERS, POWER HAND TRUCKS, STRADDLE CARRIERS, INDUSTRIAL MATERIAL HANDLING VEHICLES (2) SKID STEER LOADERS, TRENCHERS, FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (3) ALL USED PRODUCT OF THE SAME GENERAL TYPE AS THOSE DESCRIBED (1) AND (2) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY BOBCAT EQUIPMENT LTD. (4) ALL PARTS, ACCESSORIES AND ATTACHMENTS FOR ANY OF THE FOREGOING PRODUCTS AND CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE GENERAL COLLATERAL ARE ALSO COVERED.

		AMENDMENT 20080923105015299456 (SEPTEMBER 23, 2008)	TO ADD AN ADDITIONAL SECURED PARTY

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		AMENDMENT 20091029163350642407 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

MATTHEWS EQUIPMENT LIMITED. 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7

CITICAPITAL COMMERCIAL CORPORATION

123 FRONT ST. W, 16TH FLOOR

TORONTO, ONTARIO

M5J 2M3

GE CANADA EQUIPMENT FINANCING G.P.

123 FRONT ST. W 16TH FL

TORONTO, ONTARIO

M5J 2M3

GE CANADA EQUIPMENT FINANCING G.P.

5500 NORTH SERVICE RD

BURLINGTON, ONTARIO

L7L 6W6

934673301 198707101527430816 (JULY 10, 1987)

(1) INDUSTRIAL LIFT TRUCKS, INDUSTRIAL TRACTORS, BACKHOES AND LOADERS, POWER HAND TRUCKS, STRADDLE CARRIERS, INDUSTRIAL MATERIAL HANDLING VEHICLES (2) SKID STEER LOADERS, TRENCHERS, FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM, LOG HANDLING, COMPACTION AND MINING EQUIPMENT (3) ALL USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED (1) AND (2) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD. (4) ALL PARTS, ACCESSORIES AND ATTACHMENTS FOR ANY OF THE FOREGOING PRODUCTS AND CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING. PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		RENEWAL 19900704113200045767 (JULY 4, 1990)	RENEWED FOR A PERIOD OF 3 YEARS.
		ASSIGNMENT 19900725154100049456 (JULY 25, 1990)	ASSIGNOR: CLARK EQUIPMENT CREDIT OF CANADA LTD. ASSIGNEE: THE CHASE MANHATTAN BANK OF CANADA 800 - 5925 AIRPORT ROAD MISSISSAUGA, ONTARIO L4V

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
1W1.
		RENEWAL 19930129080700884196 (JANUARY 29, 1993)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 19930224081500883086 (FEBRUARY 24, 1993)	THE SECURED PARTY NAME AND ADDRESS HAS BEEN AMENDED TO READ AS FOLLOWS: ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD. 500 CIRCLE DRIVE, BUCHANAN, MI 49107.
		AMENDMENT 19950526152800434765 (MAY 26, 1995)	AMENDING THE DEBTORS NAME TO READ MATTHEWS EQUIPMENT LIMITED.
		ASSIGNMENT 19960723074800433897 (JULY 23, 1996)	ASSIGNOR: THE CHASE MANHATTAN BANK OF CANADA. ASSIGNEE: MELROE EQUIPMENT LTD., 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117
		AMENDMENT 19960809085700437152 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7.
		ASSIGNMENT 19960814081200437880 (AUGUST 14, 1996)	ASSIGNOR: MELROE EQUIPMENT LTD. ASSIGNEE: ASSOCIATES COMMERCIAL CORPORATION OF CANADA LTD. 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117
		RENEWAL 19980506174214629622 (MAY 6, 1998)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 20030416111217939667 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION.
		AMENDMENT 20080923105015299460 (SEPTEMBER 23, 2008)	TO ADD AN ADDITIONAL SECURED PARTY
SECURED PARTY ON PAGE 1, LINE 8 OF REGISTRATION NUMBER 19198707101527430816 HAS CHANGED ITS ADDRESS.
		AMENDMENT 20091029163650642408 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7.	BOBCAT EQUIPMENT LTD. 5500 NORTH SERVICE ROAD, 8TH FLOOR BURLINGTON, ONTARIO L7L 6W6 GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	948264669 198707101526430814 (JULY 10, 1987)

(1) INDUSTRIAL LIFT TRUCKS, INDUSTRIAL TRACTORS, BACKHOES AND LOADERS, POWER HAND TRUCKS, STRADDLE CARRIERS, INDUSTRIAL MATERIAL HANDLING VEHICLES (2) SKID STEER LOADERS, TRENCHERS, FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING, FARM ,  LOG HANDLING, COMPACTION AND MINING EQUIPMENT (3) ALL USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED (1) AND (2) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD. (4) ALL PARTS, ACCESSORIES AND ATTACHMENTS FOR ANY OF THE FOREGOING PRODUCTS AND CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING.  PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		RENEWAL 19900627105100044833 (JUNE 27, 1990)	RENEWED FOR A PERIOD OF 3 YEARS.

		ASSIGNMENT 19900718130800048462 (JULY 18, 1990)	ASSIGNOR: MELROE EQUIPMENT LTD. ASSIGNEE: THE CHASE MANHATTAN BANK OF CANADA 800 - 5925 AIRPORT ROAD MISSISSAUGA, ONTARIO L4V 1W1

		RENEWAL 19930129080700884193 (JANUARY 29, 1993)	RENEWED FOR A PERIOD OF 5 YEARS

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		AMENDMENT 19940131080500882093 (JANUARY 31, 1994)	THE SECURED PARTY NAME AND ADDRESS HAS BEEN AMENDED TO READ MELROE EQUIPMENT LTD., 25 MICHIGAN BLVD., ST. THOMAS, ONTARIO N5P 1H2

		ASSIGNMENT 19960723074800433896 (JULY 23, 1996)	ASSIGNOR: THE CHASE MANHATTAN BANK OF CANADA ASSIGNEE: MELROE EQUIPMENT LTD. 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117

		AMENDMENT 19960809085800437154 (AUGUST 9, 1996)	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE, ETOBICOKE, ONTARIO M9W 5Z7.

		RENEWAL 19980506174214629621 (MAY 6, 1998)	RENEWED FOR A PERIOD OF 5 YEARS

		AMENDMENT 20030416110817939662 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION

		AMENDMENT 20091029161550642398 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.

		AMENDMENT 20101022151050642000 (OCTOBER 22, 20100	TO AMEND THE SECURED PARTY INFORMATION FOR “BOBCAT EQUIPMENT LTD.” ON THE REGISTRATION

MATTHEWS EQUIPMENT LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	BOBCAT EQUIPMENT LTD. 5500 NORTH SERVICE ROAD, 8TH FLOOR BURLINGTON, ONTARIO L7L 6W6 GE CANADA EQUIPMENT FINANCING G.P. 5500 NORTH SERVICE RD BURLINGTON, ONTARIO L7L 6W6	948925098 198707101526430815 (JULY 10, 1987)

(1)  INDUSTRIAL LIFT TRUCKS, INDUSTRIAL TRACTORS, BACKHOES AND LOADERS, POWER HAND TRUCKS, STRADDLE CARRIERS, INDUSTRIAL MATERIAL HANDLING VEHICLES (2) SKID STEER LOADERS, TRENCHERS, FRONT END LOADERS, DOZERS, SCRAPERS, BACKHOES, SKIDDERS, POWER CRANES AND SHOVELS, EXCAVATORS, CRUSHING PLANTS, CONVEYORS, ASPHALT PLANTS AND PAVERS, SCREENING WASHING EQUIPMENT, GRADERS, ROLLERS, TAMPERS AND OTHER CONSTRUCTION, MATERIAL HANDLING, ROAD BUILDING, EARTH MOVING,

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description

FARM, LOG, HANDLING, COMPACTION AND MINING EQUIPMENT (3) ALL USED PRODUCTS OF THE SAME GENERAL TYPE AS THOSE DESCRIBED (1) AND (2) WHETHER OR NOT MANUFACTURED OR DISTRIBUTED BY MELROE EQUIPMENT LTD. (4) ALL PARTS, ACCESSORIES AND ATTACHMENTS FOR ANY OF THE FOREGOING PRODUCTS AND CHATTEL PAPER ARISING FROM THE SALE, RENTAL OR OTHER DISPOSITION OF ANY OF THE FOREGOING.  PROCEEDS OF THE COLLATERAL ARE ALSO COVERED.

		RENEWAL 19900704113200045766 (JULY 4, 1990)	RENEWED FOR A PERIOD OF 3 YEARS.

		ASSIGNMENT 19900718130800048463 (JULY 18, 1990)	ASSIGNOR: MELROE EQUIPMENT LTD. ASSIGNEE: THE CHASE MANHATTAN BANK OF CANADA 800-5925 AIRPORT ROAD, MISSISSAUGA, ONTARIO L4V 1W1.

		RENEWAL 19930129080700884195 (JANUARY 29, 1993)	RENEWED FOR A PERIOD OF 5 YEARS.

		AMENDMENT 19940131080500882092 (JANUARY 31, 1994)	THE SECURED PARTY NAME AND ADDRESS HAS BEEN AMENDED TO READ MELROE EQUIPMENT LTD., 25 MICHIGAN BLVD., ST. THOMAS, ONTARIO N5P 1H2

		AMENDMENT 19950526152800434767 (MAY 26, 1995)	AMENDING THE DEBTORS NAME TO READ MATTHEWS EQUIPMENT LIMITED

		ASSIGNMENT 19960723074800433898 (JULY 23, 1996)	ASSIGNOR: THE CHASE MANHATTAN BANK ASSIGNEE: MELROE EQUIPMENT LTD., 8001 RIDGEPOINT DRIVE, IRVING, TEXAS 75063-3117

		AMENDMENT 19960809085800437155	AMEND DEBTOR ADDRESS TO 35 CLAIREVILLE DRIVE,

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
		(AUGUST 9, 1996)	ETOBICOKE, ONTARIO M9W 5Z7
		RENEWAL 19980506174214629620 (MAY 6, 1998)	RENEWED FOR A PERIOD OF 5 YEARS.
		AMENDMENT 20030416110817939663 (APRIL 16, 2003)	AMENDING SECURED PARTY INFORMATION.

		AMENDMENT 20091029161850642399 (OCTOBER 29, 2009)	TO ADD A NEW SECURED PARTY TO THIS REGISTRATION.
		AMENDMENT 20101022151350642001 (OCTOBER 22, 2010)	TO AMEND THE SECURED PARTY INFORMATION FOR “BOBCAT EQUIPMENT LTD.” ON THE REGISTRATION.

Western Shut-Down (1995) Limited:

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
WESTERN SHUT-DOWN (1995) LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	668087748 20110307105315295362 (MARCH 7, 2011)	N/A

WESTERN SHUT-DOWN (1995) LIMITED 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	621320832 20051214194715318677 (DECEMBER 14, 2005)	N/A
		AMENDMENT 20051220104815296124 (DECEMBER 20, 2005)	SECUREDPARTY HAS CHANGED ITS NAME.
		RENEWAL 20110307105315295530 (MARCH 7, 2011)	RENEWED FOR A PERIOD OF 4 YEARS.

Hertz Canada Equipment Rental Partnership:

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	668087757 20110307105315295363 (MARCH 7, 2011)	N/A

MATTHEWS EQUIPMENT LIMITED, AS MANAGING PARTNER 35 CLAIREVILLE

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
DRIVE ETOBICOKE, ONTARIO M9W 5Z7

HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7 MATTHEWS EQUIPMENT LIMITED, AS MANAGING PARTNER 35 CLAIREVILLE DRIVE ETOBICOKE, ONTARIO M9W 5Z7	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	639480168 20070928121315901728 (SEPTEMBER 28, 2007) RENEWAL 20110307105315295532 (MARCH 7, 2011)	N/A RENEWED FOR A PERIOD OF 2 YEARS.

3222434 Nova Scotia Company:

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
3222434 NOVA SCOTIA COMPANY 1300-1969 UPPER WATER ST PURDY’S WHARF HALIFAX, NOVA SCOTIA B3J 2V1	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	668087721 20110307105315295360 (MARCH 7, 2011)	N/A

3222434 NOVA SCOTIA COMPANY C/O MCINNES COOPER, 1300-1969 UPPER WATER STREET, PURDY’S WHARF TOWER II, P.O. BOX 730, HALIFAX, NOVA SCOTIA	DEUTSCHE BANK AG 60 WALL STREET NEW YORK, NEW YORK 10005	639480195 20070928121415901729 (SEPTEMBER 28, 2007) RENEWAL 20110307105315295533 (MARCH 7, 2011)	N/A RENEWED FOR A PERIOD OF 2 YEARS.

Granting Party	Secured Party	File No. and Registration No./ Date of Registration	Collateral Description
B3J 2V1

PPSA Filings

Granting Party	Province	Registration No.	Date of Registration
Matthews Equipment Limited	British Columbia	743916C, as amended by 751302C, as amended by 954918D	December 14, 2005, December 19, 2005 October 1, 2007
		823895C	February 3, 2006

Matthews Equipment Limited	Alberta	05121603087, as amended by 05121920770., as amended by 07100107098	December 16, 2005, December 19, 2005 October 1, 2007
		08100826328	October 8, 2008
		09031203987	March 12, 2009
		10090828811	September 8, 2010
		10111519509	November 15, 2010
		10120330595	December 3, 2010
		11010723072	January 7, 2011

Matthews Equipment Limited	Saskatchewan	122858569 (file reference no. 4960.0347), as amended by	December, 15, 2005
		122858569, as amended by 122858569	December 19, 2005 October 1, 2007
		122999454 (as amended by 122999454)	February 3, 2006 February 15, 2006

Matthews Equipment Limited	Manitoba	200522419604, as amended by 200522713510 and 200718337819	December 14, 2005
		200602587400	February 15, 2006

Matthews Equipment Limited	Ontario	20051214194715318678 (File reference no. 621320841), as amended by 20051220104815296125	December 14, 2005, December 20, 2005

Granting Party	Province	Registration No.	Date of Registration
Matthews Equipment Limited	Quebec	98-0022657-0001 98-0109382-0001 05-0213157-0001 05-0719333-0002 05-0719333-0005 05-0719333-0006	March 2, 1998 August 24, 1998 April 18, 2005 December 21, 2005
		06-0491021-0002 07-0560233-0002	August 25, 2006 September 28, 2007

Matthews Equipment Limited	Nova Scotia	9672213 10480887 (amended by 10489649 and 13032966 )	June 1, 2005 December 15, 2005
		10480861 (amended by 10480879 and 10489631)	December 15, 2005
		10646248 (amended by 13255641 and 13328232)	February 6, 2006
		13024468	September 28, 2007

Matthews Equipment Limited	New Brunswick	12312575 13031653 (amended by 13039821 and 15417298)	June 1, 2005 December 15, 2005
13031620 (amended by 13031638 and 13039813)
		13188453 15405897	February 7, 2006 September 28, 2007

Matthews Equipment Limited	Prince Edward Island	1512456 (amended by 1514025 and 1897656)	December 15, 2005
		1512438 (amended by 1512447 and 1514016)	September 28, 2007
1895863

Matthews Equipment	Newfoundland	4647216 (amended by 4652780 and 6050907)	December 15, 2005

Granting Party	Province	Registration No.	Date of Registration
Limited		4647207 (amended by 4652726) 6042873	September 28, 2007

Matthews Equipment Limited	Northwest Territories	388736 (file reference no. 051132), as amended by 389783	December 14, 2005 December 19, 2005

Matthews Equipment Limited	Nunavut	83812 (file reference no. 051132), as amended by 84054	December 14, 2005, December 19, 2005

Matthews Equipment Limited	Yukon	2005/12/15 78800, as amended by 2005/12/19 79727 2005/12/19 79735	December 15, 2005, December 19, 2005 December 19, 2005

Matthews Equipment Limited	District of Columbia, U.S.A.	146347 234592 234577 146299 234544 146315	December 21, 2005

Western Shut-Down (1995) Limited	British Columbia	743914C, as amended by 751300C	December 14, 2005, December 19, 2005

Western Shut-Down (1995) Limited	Alberta	05121603061, as amended by 05121920713, as amended by 07041719084	December 16, 2005 December 19, 2005 April 17, 2007

Western Shut-Down (1995) Limited	Saskatchewan	122858543 (file reference no. 4960.0347), as amended by 122858543	December, 15, 2005 December 19, 2005

Western Shut-Down (1995) Limited	Manitoba	200522420106, as amended by 200522714118	December 14, 2005, December 19, 2005

Western Shut-Down (1995) Limited	Ontario	20051214194715318677, (File reference no. 621320832), as amended by 20051220104815296124	December 14, 2005, December 20, 2005

Western Shut-Down (1995) Limited	Quebec	05-0719333-0001 05-0719333-0003 05-0719333-0004	December 21, 2005

Western Shut-Down (1995) Limited	Nova Scotia	10480895 (amended by 10490167) 10480861 (amended by	December 15, 2005

Granting Party	Province	Registration No.	Date of Registration
10480879 and 10489631)

Western Shut-Down (1995) Limited	New Brunswick	13031679 (amended by 13040365). 13031620 (amended by 13031638 and 13039813)	December 15, 2005

Western Shut-Down (1995) Limited	Prince Edward Island	1512465 (amended by 1514034) 1512438 (amended by 1512447 and 1514016)	December 15, 2005

Western Shut-Down (1995) Limited	Newfoundland	4647225 (amended by 4652806) 4647207 (amended by 4652726)	December 15, 2005

Western Shut-Down (1995) Limited	Northwest Territories	388728 (file reference no. 051132), as amended by registration no. 389791	December 14, 2005, December 19, 2005

Western Shut-Down (1995) Limited	Nunavut	83803 (file reference no. 051132), as amended by 84063	December 14, 2005, December 19, 2005

Western Shut-Down (1995) Limited	Yukon	2005/12/15 78818, as amended by 2005/12/19 79719	December 15, 2005, December 19, 2005

Western Shut-Down (1995) Limited	District of Columbia, U.S.A.	146107 234317 146109 234319 146335 234580 146350 234595 1146302 234547 146318 234563	December 21, 2005

Hertz Canada Equipment Rental Partnership	British Columbia	950893D as amended by 998287D	September 28, 2007 October 24, 2007

Hertz Canada Equipment Rental Partnership	Alberta	05121603087, as amended by 05121920770., as amended by 07100107098 07092822639	December 16, 2005 September 28, 2007

Hertz Canada Equipment Rental Partnership	Saskatchewan	122858569 (file reference no. 4960.0347), as amended by 122858569, as amended by 122858569	December, 15, 2005
December 19, 2005 October 1, 2007

Granting Party	Province	Registration No.	Date of Registration
		300230107	September 28, 2007

Hertz Canada Equipment Rental Partnership	Manitoba	200522419604, as amended by 200522713510 and 200718337819	December 14, 2005
		200718193604	September 28, 2007

Hertz Canada Equipment Rental Partnership	Quebec	07-0560233-0002 07-0569756-0001	September 28, 2007 October 3, 2007

Hertz Canada Equipment Rental Partnership	Nova Scotia	10480887 (amended by 10489649 and 13032966 )	December 15, 2005
		13024468	September 28, 2007

Hertz Canada Equipment Rental Partnership	New Brunswick	13031653 (amended by 13039821 and 15417298)	December 15, 2005
		15405897	September 28, 2007

Hertz Canada Equipment Rental Partnership	Prince Edward Island	1512456 (amended by 1514025 and 1897656)	December 15, 2005
		1895863	September 28, 2007

Hertz Canada Equipment Rental Partnership	Newfoundland	4647216 (amended by 4652780 and 6050907)	December 15, 2005
		6042873	September 28, 2007

3222434 Nova Scotia Company	Nova Scotia	13024518	September 28, 2007

Intellectual Property Filings

Granting Party	Registration No./Application No.	Date of Registration/Application
Patents
Nil.
Trade-marks

Granting Party	Registration No./Application No.	Date of Registration/Application
Matthews Equipment Limited
“Certified Rentals Ltd. in Rectangular Device”	294302	August 24, 1999
“It’s Certified and Broken Line Rectangle”	294301	August 24, 1999
“Wyatt Rentals and Device”	413203	June 4, 1993
“Matthews”	706532	February 5, 2008
Copyrights
Nil.

Industrial Designs
Nil.

SCHEDULE 4 - LOCATIONS

Granting Party	Location of Organization	Locations of Collateral

Matthews Equipment Limited	Ontario	Alberta
British Columbia
Manitoba

Hertz Canada Equipment Rental Partnership	Ontario	New Brunswick
Nova Scotia
Ontario
Quebec
Saskatchewan

Western Shut-Down (1995) Limited	Ontario	None

3222434 Nova Scotia Company	Nova Scotia	Nova Scotia

Ontario

SCHEDULE 5 - INTELLECTUAL PROPERTY

Granting Party	Registration No./Application No.	Date of Registration/ Application
Patents and Patent Licenses
Nil.

Trade-marks and Trade-mark Licenses
“Certified Rentals Ltd. in Rectangular Device”	294302	August 24, 1999
“It’s Certified and Broken Line Rectangle”	294301	August 24, 1999
“Wyatt Rentals and Device”	413203	June 4, 1993
“Matthews”	706532	February 5, 2008
Copyrights and Copyright Licenses
Nil.

Industrial Designs and Industrial Design Licenses
Nil.

SCHEDULE 6 - CONTRACTS

Nil.

Annex 1 to
Canadian Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the Canadian Guarantee and Collateral Agreement, dated as of March 11, 2011 (the “Agreement”), made by the Granting Parties thereto for the benefit of Deutsche Bank AG Canada Branch, as Canadian Collateral Agent.  The undersigned agrees for the benefit of the Canadian Collateral Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

The undersigned will notify the Canadian Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 of the Agreement.

The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Annex 2 to
Canadian Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of                         ,         , made by                                                             , a                              (the “Additional Granting Party”), in favour of DEUTSCHE BANK AG CANADA BRANCH, as Canadian collateral agent (in such capacity, the “Canadian Collateral Agent”) and as Canadian agent (in such capacity, the “Canadian Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Canadian Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP,  MATTHEWS EQUIPMENT LIMITED, WESTERN SHUT-DOWN (1995) LIMITED and the other Borrower parties thereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent and collateral agent, DEUTSCHE BANK AG CANADA BRANCH, as Canadian Collateral Agent and Canadian Agent, the Lenders and the other parties party thereto are parties to a Credit Agreement, dated as of March 11, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Matthews Equipment Limited, Western Shut-Down (1995) Limited and Hertz Canada Equipment Rental Partnership and certain of their Subsidiaries are, or are to become, parties to the Canadian Guarantee and Collateral Agreement, dated as of March 11, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Canadian Guarantee and Collateral Agreement”), in favour of the Canadian Collateral Agent, for the benefit of the Secured Parties (as defined in the Canadian Guarantee and Collateral Agreement);

WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Parent Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Borrowers and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Canadian Guarantee and Collateral Agreement; and

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Canadian Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Section 9.15 of the Canadian Guarantee and Collateral Agreement, hereby becomes a party to the Canadian Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor](1) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor](2) thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules                       to the Canadian Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],(3) contained in Section 4 of the Canadian Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Canadian Guarantee and Collateral Agreement, to the Canadian Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Section 3.1 of the Canadian Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Canadian Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Section 3.3 of the Canadian Guarantee and Collateral Agreement].

2.  GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

(1)           Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(2)           Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(3)           Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as

of the date hereof by:

DEUTSCHE BANK AG CANADA BRANCH, as Canadian Collateral Agent and Canadian Agent

By:
Name:
Title:

Annex 1-A to
Assumption Agreement

Supplement to

Canadian Guarantee and Collateral Agreement

Schedule 1

Supplement to

Canadian Guarantee and Collateral Agreement

Schedule 2

Supplement to

Canadian Guarantee and Collateral Agreement

Schedule 3

Supplement to

Canadian Guarantee and Collateral Agreement

Schedule 4

Supplement to

Canadian Guarantee and Collateral Agreement

Schedule 5

Supplement to

Canadian Guarantee and Collateral Agreement

Schedule 6